Document And Entity Information	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	ULTRAPETROL BAHAMAS LTD
Entity Central Index Key	0001062781
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	30,011,628
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents	$ 34,096	$ 105,570
Restricted cash	6,819	1,661
Accounts receivable, net of allowance for doubtful accounts of $841 and $555 in 2011 and 2010, respectively	30,993	24,675
Operating supplies	4,520	3,176
Prepaid expenses	3,212	3,643
Other receivables	26,392	24,153
Other current assets	101	117
Total current assets	106,133	162,995
NONCURRENT ASSETS
Other receivables	15,370	5,796
Restricted cash	1,483	1,183
Vessels and equipment, net	671,445	612,696
Dry dock	5,088	5,688
Investments in and receivables from affiliates	6,851	6,824
Intangible assets	976	1,151
Goodwill	5,015	5,015
Other assets	12,573	13,145
Deferred income tax assets	5,353	9,304
Total noncurrent assets	724,154	660,802
Total assets	830,287	823,797
CURRENT LIABILITIES
Accounts payable	33,990	24,054
Accrued interest	4,769	2,278
Current portion of long-term financial debt	21,504	27,586
Other current liabilities	13,625	10,759
Total current liabilities	73,888	64,677
NONCURRENT LIABILITIES
Long-term financial debt	491,489	471,793
Deferred income tax liabilities	12,951	16,142
Other liabilities	1,788	2,391
Total noncurrent liabilities	506,228	490,326
Total liabilities	580,116	555,003
EQUITY
Common stock, $01 par value: 100,000,000 authorized shares; 30,011,628 and 29,943,653 shares outstanding in 2011 and 2010, respectively	339	338
Additional paid-in capital	272,302	271,224
Treasury stock: 3,923,094 shares at cost	(19,488)	(19,488)
Retained earnings (deficit)	(6,819)	11,986
Accumulated other comprehensive income (loss)	(2,037)	(597)
Total Ultrapetrol (Bahamas) Limited stockholders equity	244,297	263,463
Noncontrolling interest	5,874	5,331
Total equity	250,171	268,794
Total liabilities and equity	$ 830,287	$ 823,797

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Accounts receivable, allowance for doubtful accounts	$ 841	$ 555
EQUITY
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	100,000,000	100,000,000
Common stock, shares outstanding (in shares)	30,011,628	29,943,653
Treasury stock, shares (in shares)	3,923,094	3,923,094

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
REVENUES	$ 304,482		$ 230,445		$ 220,529
OPERATING EXPENSES (1)
Voyage and manufacturing expenses	(112,252)	[1]	(61,583)	[1]	(60,575)	[1]
Running costs	(112,355)	[1]	(89,339)	[1]	(80,032)	[1]
Depreciation and amortization	(39,144)	[1]	(34,371)	[1]	(41,752)	[1]
Administrative and commercial expenses	(29,604)	[1]	(27,051)	[1]	(25,065)	[1]
Loss on write-down of vessels	0	[1]	0	[1]	(25,000)	[1]
Other operating income, net	8,257	[1]	617	[1]	2,844	[1]
Operating expenses	(285,098)	[1]	(211,727)	[1]	(229,580)	[1]
Operating profit (loss)	19,384		18,718		(9,051)
OTHER INCOME (EXPENSES)
Financial expense	(35,426)		(25,925)		(24,248)
Foreign currency (losses) gains, net	(2,552)		(492)		1,011
Financial income	332		399		340
Gains on derivatives, net	(16)		10,474		241
Investment in affiliates	(1,073)		(341)		(28)
Other, net	(621)		(875)		(707)
Total other income (expenses)	(39,356)		(16,760)		(23,391)
(Loss) Income from continuing operations before income taxes	(19,972)		1,958		(32,442)
Income taxes benefit (expenses)	1,737		(6,363)		(5,355)
(Loss) from continuing operations	(18,235)		(4,405)		(37,797)
(Loss) from discontinued operations	0		(515)		(2,131)
Net (loss)	(18,235)		(4,920)		(39,928)
Net (loss) income attributable to noncontrolling interest	570		451		(90)
Net (loss) attributable to Ultrapetrol (Bahamas) Limited	(18,805)		(5,371)		(39,838)
Amounts attributable to Ultrapetrol (Bahamas) Limited:
(Loss) from continuing operations	(18,805)		(4,856)		(37,707)
(Loss) from discontinued operations	0		(515)		(2,131)
Net (loss) attributable to Ultrapetrol (Bahamas) Limited	$ (18,805)		$ (5,371)		$ (39,838)
(LOSS) PER SHARE OF ULTRAPETROL (BAHAMAS) LIMITED - BASIC AND DILUTED:
From continuing operations (in dollars per share)	$ (0.64)		$ (0.16)		$ (1.28)
From discontinued operations (in dollars per share)	$ 0		$ (0.02)		$ (0.07)
Basic and diluted earnings per share (in dollars per share)	$ (0.64)		$ (0.18)		$ (1.35)
Basic and diluted weighted average number of shares	29,547,365		29,525,025		29,426,429

[1]	Operating expenses included $4,622, $1,542 and $619 in 2011, 2010 and 2009, respectively, from related parties.

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Operating expenses from related parties	$ 4,622	$ 1,542	$ 619

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Common stock [Member]	Additional paid-in capital [Member]	Treasury stock [Member]	Accumulated earnings (deficit) [Member]	Accumulated other comprehensive income (loss) [Member]	Noncontrolling interest [Member]	Total
Balance at Dec. 31, 2008	$ 334	$ 268,425	$ (19,488)	$ 57,195	$ 65,423	$ 4,970	$ 376,859
Balance (in shares) at Dec. 31, 2008	29,519,936
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Compensation related to options and restricted stock granted	4	1,533	0	0	0	0	1,537
Compensation related to options and restricted stock granted (in shares)	423,717
Comprehensive loss:
Net loss	0	0	0	(39,838)	0	(90)	(39,928)
Effect of derivative financial instruments	0	0	0	0	(49,885)	0	(49,885)
Total comprehensive loss							(89,813)
Balance at Dec. 31, 2009	338	269,958	(19,488)	17,357	15,538	4,880	288,583
Balance (in shares) at Dec. 31, 2009	29,943,653
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Compensation related to options and restricted stock granted	0	1,266	0	0	0	0	1,266
Comprehensive loss:
Net loss	0	0	0	(5,371)	0	451	(4,920)
Effect of derivative financial instruments	0	0	0	0	(16,135)	0	(16,135)
Total comprehensive loss							(21,055)
Balance at Dec. 31, 2010	338	271,224	(19,488)	11,986	(597)	5,331	268,794
Balance (in shares) at Dec. 31, 2010	29,943,653						29,943,653
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Compensation related to options and restricted stock granted	1	1,078	0	0	0	0	1,079
Compensation related to options and restricted stock granted (in shares)	67,975
Comprehensive loss:
Net loss	0	0	0	(18,805)	0	570	(18,235)
Effect of derivative financial instruments	0	0	0	0	(1,440)	(27)	(1,467)
Total comprehensive loss							(19,702)
Balance at Dec. 31, 2011	$ 339	$ 272,302	$ (19,488)	$ (6,819)	$ (2,037)	$ 5,874	$ 250,171
Balance (in shares) at Dec. 31, 2011	30,011,628						30,011,628

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$ (18,235)		$ (4,920)		$ (39,928)
Adjustments to reconcile net (loss) to total cash flows provided by operating activities:
Loss from discontinued operations	0		515		2,131
Depreciation of vessels and equipment	34,891		29,880		37,609
Amortization of dry docking	4,078		4,186		3,425
Expenditure for dry docking	(3,478)		(8,204)		(5,242)
(Loss) gains on derivatives, net	16		(10,474)		(241)
Debt issuance expense amortization	2,323		1,340		1,026
Amortization of intangible assets	175		305		718
(Gain) on sale of vessels	0		(724)		(1,415)
Net losses from investments in affiliates	1,073		341		28
Allowance for doubtful accounts	598		359		(21)
Loss on write-down of vessels	0	[1]	0	[1]	25,000	[1]
Share - based compensation	1,079		1,266		1,537
(Increase) decrease in assets:
Accounts receivable	(6,916)		(8,632)		1,401
Other receivables, operating supplies and prepaid expenses	(12,302)		(2,827)		7,940
Other	(2,261)		1,369		2,170
Increase (decrease) in liabilities:
Accounts payable	10,324		10,661		(7,609)
Other payables	3,407		6,403		9,055
Other	0		0		1,095
Net cash provided by operating activities from continuing operations	14,772		20,844		38,679
Net cash (used in) provided by operating activities from discontinued operations	(15)		(1,950)		37
Total cash flows provided by operating activities	14,757		18,894		38,716
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of vessels and equipment	(97,863)		(105,247)		(90,095)
Proceeds from disposals of vessels, net	0		36,584		9,840
Other investing activities, net	0		12,574		(3,343)
Net cash (used in) investing activities from continuing operations	(97,863)		(56,089)		(83,598)
Net cash provided by investing activities from discontinued operations	0		1,950		0
Total cash flows used in investing activities	(97,863)		(54,139)		(83,598)
CASH FLOWS FROM FINANCING ACTIVITIES
Scheduled repayments of long-term financial debt	(13,286)		(11,292)		(13,594)
Early repayment of long-term financial debt	0		0		(22,894)
Revolving credit facility borrowings	10,500		0		0
Revolving credit facility repayments	(25,500)		0		0
Proceeds from issuance of 7.25% Senior Convertible Notes, net of issuance costs	0		76,095		0
Proceeds from long-term financial debt	41,900		25,000		29,079
Other financial activities, net	(1,982)		(2,189)		(367)
Net cash provided by (used in) financing activities from continuing operations	11,632		87,614		(7,776)
Net (decrease) increase in cash and cash equivalents	(71,474)		52,369		(52,658)
Cash and cash equivalents at the beginning of year (including $304, $304 and $2,546 related to discontinued operations)	105,570		53,201		105,859
Cash and cash equivalents at the end of year (including $289, $304 and $304 related to discontinued operations)	$ 34,096		$ 105,570		$ 53,201

[1]	Operating expenses included $4,622, $1,542 and $619 in 2011, 2010 and 2009, respectively, from related parties.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Cash and cash equivalents, discontinued operations	$ 289	$ 304	$ 304	$ 2,546

NATURE OF OPERATIONS AND CORPORATE ORGANIZATION	12 Months Ended
Dec. 31, 2011
NATURE OF OPERATIONS AND CORPORATE ORGANIZATION [Abstract]
NATURE OF OPERATIONS AND CORPORATE ORGANIZATION
1.	NATURE OF OPERATIONS AND CORPORATE ORGANIZATION

Nature of operations

Ultrapetrol (Bahamas) Limited ("Ultrapetrol Bahamas", "Ultrapetrol", "the Company", "us" or "we") is a company organized and registered as a Bahamas Corporation since December 1997.

We are a shipping transportation company serving the marine transportation needs of our clients in the markets on which we focus.  We serve the shipping markets for containers, grain soybean, forest products, minerals, crude oil, petroleum, and refined petroleum products, as well as the offshore oil platform supply market, through our operations in the following three segments of the marine transportation industry.  In our River Business we are an owner and operator of river barges and push boats in the Hidrovia region of South America, a region of navigable waters on the Parana, Paraguay and Uruguay Rivers and part of the River Plate, which flow through Brazil, Bolivia, Uruguay, Paraguay and Argentina. The Company also has a shipyard that should promote organic growth and from time to time made external sales. In our Offshore Supply Business we own and operate vessels that provide logistical and transportation services for offshore petroleum exploration and production companies, in the coastal waters of Brazil and the North Sea.  In our Ocean Business, we are an owner and operator of oceangoing vessels that transport petroleum products and a container line service in the Argentine cabotage trade.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2.	SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of presentation and principles of consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The consolidated financial statements include the accounts of the Company and its subsidiaries, both majority and wholly owned.  Significant intercompany accounts and transactions have been eliminated in this consolidation.  Investments in 50% or less owned affiliates, in which the Company exercises significant influence, are accounted for by the equity method.

b)	Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the years.  Significant estimates have been made by management, including the allowance for doubtful accounts, insurance claims receivable, useful lives and valuation of vessels, hedge accounting, recoverability of tangible and intangible assets and certain accrued liabilities.  Actual results may differ from those estimates.

c)	Revenues and related expenses

Revenue is recorded when services are rendered, the Company has a signed charter agreement or other evidence of an arrangement, prices are fixed or determinable and collection is reasonably assured.

The primary source of the Company's revenue, freight transportation by river barges, ocean-going vessels or PSVs, is recognized based on time charters, bareboat charters, consecutive voyage charters or affreightment / voyage contracts.

Revenue from time charters and bareboat charters is earned and recognized on a daily basis.  Revenue from affreightment / voyage contracts and consecutive voyage charters is recognized based upon the percentage of voyage completion.  In our River Business, a voyage is deemed to commence upon the departure of the discharged barge of the previous voyage and is deemed to end upon the completion of discharge of the current voyage.  The percentage of voyage completion is based on the miles transited at the balance sheet date divided by the total miles expected for the voyage.  The position of the barge at the balance sheet date is determined by locating the position of the pushboat with the barge in tow through the use of a global positioning system ("GPS").

The Company does not begin recognizing revenue if the charter agreement has not been entered into with the customer, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.

Demurrage income represents charges made to the charterer when loading or discharging time exceeds the stipulated time in the voyage charter and is recognized as it is earned.

The recognition of revenue due to shortfalls on take or pay contracts occurs at the end of each declaration period. A declaration period is defined as the time period in which the contract volume obligation was to be met. If the volume was not met during that time period, then the amount of billable revenue resulting from the failure to perform will be calculated and recognized as it is billed.

Vessel voyage costs, primarily consisting of port, canal and bunker expenses that are unique to a particular charter, are paid for by the charterer under time charter arrangements or by the Company under voyage charter arrangements.  The commissions paid in advance are deferred and amortized over the related voyage charter period to the extent commissions are earned as the Company's revenues are earned.  Bunker expenses are capitalized when acquired as operating supplies and subsequently charged to voyage expenses as consumed.  All other voyage expenses and other vessel operating expenses are expensed as incurred.

From time to time we provide ship salvage services under Lloyd's Standard Form of Salvage Agreement ("LOF"). The Company recognizes costs as incurred on these LOF services.  Revenue is recorded at the time the LOF settlement or arbitration award occurs.  In those cases where a minimum salvage remuneration is guaranteed or determined by contract then such minimum amount is recognized in revenue when services are rendered.

In its River Business the Company uses the completed contract method for river barges built which typically have construction periods of 30 days or less. Contracts are considered complete when title has passed, the customer has accepted the river barges and the Company does not retain risks or rewards of ownership of the river barges. Losses are accrued if manufacturing costs are expected to exceed manufacturing contract revenue.

Manufacturing expenses, primarily consisting of steel cost; which is the largest component of our raw materials and the cost of labor.

The Company accounts for multiple element arrangements, in accordance with ASC 605-25.  For such transactions, revenue on arrangements that include multiple elements is allocated to each element based on the relative fair value of each element, and fair value is determined by vendor-specific objective evidence of fair value (VSOE).

d)	Foreign currency translation

The Company uses the US dollar as its functional currency.  Receivables and payables denominated in foreign currencies are translated into US dollars at the rate of exchange at the balance sheet date, while revenues and expenses are translated using the average exchange rate for each month. Certain subsidiaries enter into transactions denominated in currencies other than their functional currency.  Changes in currency exchange rates between the functional currency and the currency in which a transaction is denominated are included in the consolidated statements of operations in the period in which the currency exchange rate changes.

e)	Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  Cash equivalents consist of money market instruments and interest-bearing deposits.  The credit risk associated with cash and cash equivalents is considered to be low due to the high credit quality of the financial institutions with which the Company operates.

f)	Restricted cash

Certain of the Company's loan agreements require the Company to fund:  (a) a loan retention account equivalent to the next loan installment (depending on the frequency of the repayment elected by the Company, i.e. quarterly or semi annually) plus interest which is used to fund the loan installments coming due, (b) a drydocking account which is restricted for use and can only be used for the purpose of paying for drydocking or special survey expenses and (c) cash deposits required as collateral with certain banks under the Company's borrowing arrangements.

g)	Accounts receivable

Substantially all of the Company's accounts receivable are due from international oil companies, international grainhouses and traders.  The Company performs ongoing credit evaluations of its trade customers and generally does not require collateral.  Expected credit losses are provided for in the consolidated financial statements for all expected uncollectible accounts.

Accounts receivable from one customer of Ultrapetrol Ocean and Offshore Supply Business accounted for 24% and one customer of Ultrapetrol River Business accounted for 17% of total consolidated accounts receivable as of December 31, 2011.

Accounts receivable from one customer of Ultrapetrol Ocean and Offshore Supply Business accounted for 28% and one customer of Ultrapetrol River Business accounted for 14% of total consolidated accounts receivable as of December 31, 2010.

Changes in the allowance for doubtful accounts for the three years ended December 31, 2011, were as follow:

	For the years ended December 31,
	2011	2010	2009

Balance at January 1	$555	$411	$432
Provision	598	377	443
Recovery	-	(18)	(464)
Amounts written off (1)	(312)	(215)	-
Balance at December 31	$841	$555	$411

(1)          Accounts charged to the allowance when collection efforts cease.

h)	Concentrations of credit risk

The Company is exposed to concentrations of credit risk associated with its cash and cash equivalents, restricted cash and derivative instruments. The Company minimizes its credit risk relating to these positions by monitoring the financial condition of the financial institutions and counterparties involved and by primarily conducting business with large, well-established financial institutions and diversifying its counterparties. The Company does not currently anticipate nonperformance by any of its significant counterparties. The Company is also exposed to concentrations of credit risk relating to its receivables due from customers in the industries in which operates. The Company does not generally require collateral or other security to support its outstanding receivables. The Company minimizes its credit risk relating to receivables by performing ongoing credit evaluations and, to date, credit losses have not been material.

i)	Insurance claims receivable

Insurance claims receivable comprise claims submitted relating to hull and machinery (H&M), protection and indemnity (P&I), loss of hire (LOH) and strike insurance coverage.  They are recorded when the recovery of an insurance claim is probable.  Deductible amounts related to covered incidents are expensed in the period of occurrence of the incident.  The credit risk associated with insurance claims receivable is considered low due to the high credit quality and funded status of the insurance underwriters and P&I clubs in which the Company is either a client or a member.  Insurance claims receivable, included in other receivables in the accompanying balance sheets, amounts to $4,531 and $1,881 at December 31, 2011 and 2010, respectively.

j)	Operating supplies

Such amounts consist principally of fuel and supplies that are recorded at the lower of cost or market and are charged to operating expenses as consumed determined on a first-in, first-out basis.

k)	Vessels and equipment, net

Vessels and equipment are stated at cost less accumulated depreciation.  This cost includes the purchase price and all directly attributable costs (initial repairs, improvements and delivery expenses, interest and on-site supervision costs incurred during the construction periods).  Subsequent expenditures for conversions renewals or major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the safety of the vessels.

New barges built for the River Business segment in our own shipyard in Punta Alvear, Argentina are capitalized at cost.

Depreciation is computed net of the estimated scrap value which is equal to the product of each vessel's lightweight tonnage and estimated scrap value per lightweight ton and is recorded using the straight-line method over the estimated useful lives of the vessels.  Acquired secondhand vessels are depreciated from the date of their acquisition over the remaining estimated useful life.

From time to time, the Company acquires vessels which have already exceeded the Company's useful life policy, in which case the Company depreciates such vessels based on its best estimate of such vessel's remaining useful life, typically until the next survey or certification date.

Improvements to leased property are amortized over the shorter of their economic life or the respective lease term.

The estimated useful life of each of the Company's major categories of assets is as follows:

Useful life (in years)

Ocean-going vessels	24 to 27
PSVs	24
River barges and push boats	35
Buildings	20 to 30
Furniture and equipment	5 to 15

However, when regulations place limitations over the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective. Currently, these regulations do not affect any of our vessels.

At the time vessels are disposed of, the assets and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recorded in other operating income.

Long-lived assets are reviewed for impairment, whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset.  The amount of an impairment charge, if any, would be determined using discounted cash flows expected to result from the use of the asset and its eventual disposition.

Given the overriding effects of the global economic slowdown, demand for the dry-bulk Ocean Business vessels was soft during 2009.  Accordingly, the Company based upon the information that was known to it as of December 31, 2009 recorded an impairment charge of $25,000 to write down the carrying amount of its Capesize Princess Marisol to its estimated fair value as of December 31, 2009.

l)	Dry dock costs

The Company's vessels must be periodically drydocked and pass inspections to maintain their operating classification, as mandated by maritime regulations.  Costs incurred to drydock a vessel / pushboat are deferred and amortized using the straight-line method over the period to the next drydock, generally 24 to 36 months.  Drydocking costs incurred are comprised of: painting the vessel's hull and sides, recoating cargo and fuel tanks, and performing other engine and equipment maintenance activities to bring the vessel into compliance with classification standards.  The unamortized portion of dry dock costs for vessels that are sold are written off and included in the calculation of the resulting gain or loss in the year of the vessel's sale.

Expenditures for maintenance and minor repairs are expensed as incurred.

m)	Investments in affiliates

These investments are accounted for by the equity method. At December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, this includes our interest in 50% of Puertos del Sur S.A. and Obras Terminales y Servicios S.A. ("OTS S.A.") and in 49% of Marítima Sipsa S.A.

n)	Identifiable intangible assets

The Company's intangible assets arose as a result of the Ravenscroft acquisition in 2006, and consist principally of a safety management system which is being amortized over its useful life of eight years using the straight-line method.

Accumulated amortization at December 31, 2011 and 2010 amounted to $1,006 and $831, respectively and amortization for the three years ended December 31, 2011 amounted to $175, $305 and $718, respectively.  Amortization of intangible assets for the five years subsequent to December 31, 2011 is expected to be $175 in each of 2012 and 2013 and $44 in 2014.

o)	Goodwill

Goodwill is recorded when the purchase price paid for an acquisition exceeds the estimated fair value of net identified tangible and intangible assets acquired.  The Company performs an annual impairment test of goodwill and further periodic tests to the extent indicators of impairment develop between annual impairment tests.  The Company's impairment review process compares the fair value of the reporting unit to its carrying value, including the goodwill related to the reporting unit.  To determine the fair value of the reporting unit, the Company uses a discounted future cash flow ("DCF") approach that uses estimates for revenue, costs and appropriate discount rates, among others.  These various estimates are reviewed each time the Company tests goodwill for impairment and many are developed as part of the Company's routine business planning and forecasting process.  The Company believes its estimates and assumptions are reasonable; however, variations from those estimates could produce materially different results.

p)	Other assets

This account corresponds to costs incurred to issue debt net of amortization costs, which are being amortized over the term of the debt using the effective interest rate method.  Amortization for debt issuance expense for the three years ended December 31, 2011 totaled $2,323, $1,340 and $1,026, respectively, and is included in financial expense in the accompanying consolidated statements of operations.

q)	Accounts payable

Accounts payable at December 31, 2011 and 2010 consists of insurance premium payables, operating expenses, and customers advances collected, among others.

r)	Comprehensive income (loss)

Comprehensive (loss) income is the total of net (loss) income and all other changes in equity of a company that result from transactions and other economic events of a reporting period other than transactions with owners.  Comprehensive income (loss) is reflected in the consolidated statements of changes in equity.

The components of accumulated other comprehensive income (loss) in the consolidated balance sheets were as follows:

	At December 31,
	2011	2010

Unrealized net losses on interest rate collar	$(1,727)	$(716)
Unrealized net losses on interest rate swap	(482)	(34)
Unrealized net gains on EURO hedge	145	153
Accumulated other comprehensive income (loss)	(2,064)	(597)

Amounts attributable to noncontrolling interest	(27)	-
Amounts attributable to Ultrapetrol (Bahamas) Limited	$(2,037)	$(597)

At December 31, 2011, the Company expects that it will reclassify $749 of net losses on interest rate collar and interest rate swap from accumulated other comprehensive income (loss) to earnings during the next twelve months related to the payments of interest of our variable interest rate debt that will affect earnings for 2012.

The components of the change in the accumulated unrealized net income (losses) on derivative financial instruments were as follows:

	For the years ended December 31,
	2011	2010	2009
Reclassification adjustments for amounts included in net (loss):

Revenues	$-	$(6,193)	$(32,279)
Voyage and manufacturing expenses	-	-	490
Depreciation and amortization	(8)	(9)	(8)
Financial expense	1,129	401	-
(Loss) gains on derivatives, net	-	(10,710)	-

Change in unrealized impact on:			-
Interest rate collar	(1,964)	(1,117)	-
Interest rate swap	(624)	(34)	-
FFA	-	1,527	(18,088)
	$(1,467)	$(16,135)	$(49,885)
Amounts attributable to noncontrolling interest	(27)	-	-
Amounts attributable to Ultrapetrol (Bahamas) Limited	$(1,440)	$(16,135)	$(49,885)

s)	Derivative financial instruments

The Company from time to time uses derivative financial instruments to reduce risk from foreign currency fluctuations, changes in spot market rates for oceangoing vessels, changes in interest rate and changes in bunker fuel prices.

The Company recognizes all of its derivative instruments as either assets or liabilities in the balance sheet at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of a derivative financial instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

For derivative financial instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative financial instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same line item associated with the hedged transaction in the same period or periods during which the hedged transaction affects earnings.  The ineffective portion of a derivative's change in fair value is immediately recognized in income.

Derivative financial instruments that are not designated as hedges for accounting purposes are adjusted to fair value through income.

t)	Earnings per share

Basic (loss) per share is computed by dividing the net (loss) by the weighted average number of common shares outstanding during the relevant periods net of shares held in treasury.  Diluted (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common shares result in the issuance of such shares.  In determining dilutive shares for this purpose the Company assumes, through the application of the treasury stock and if-converted methods, all restricted stock grants have vested, all common shares have been issued pursuant to the exercise of all outstanding stock options and all common shares have been issued pursuant to the conversion of all outstanding convertible notes.

For the years ended December 31, 2011, 2010 and 2009, the Company had a net loss from continuing operations and therefore the effect of potentially dilutive securities was antidilutive and the following securities were not included in shares outstanding for purposes of computing diluted (loss) per share.

The Company excluded from the computation of diluted (loss) per share of Ultrapetrol (Bahamas) Limited 13,051,000 shares for the potential conversion of all outstanding convertible notes, as the effect of their inclusion in the computation would have been antidilutive for the period the convertible notes were issued until December 31, 2011 and 2010.

For the years ended December 31, 2011 and 2010 diluted (loss) per share of Ultrapetrol (Bahamas) Limited excluded 705,000 and 520,000, respectively, of certain share awards as the effect of their inclusion in the computation would have been antidilituve.

For the years ended December 31, 2011, 2010 and 2009, the Company excluded from the computation of diluted (loss) per share options to purchase 348,750 common shares. These options were outstanding during these years but were excluded because they were antidilutive, as the option exercise price was greater than the average market price of the common share.

The following table sets forth the computation of basic and diluted (loss) per share attributable to Ultrapetrol (Bahamas) Limited.

	For the years ended December 31,
	2011	2010	2009

(Loss) from continuing operations	$(18,805)	$(4,856)	$(37,707)
(Loss) from discontinued operations	-	(515)	(2,131)
Net (loss)	$(18,805)	$(5,371)	$(39,838)

	For the years ended December 31,
	2011	2010	2009

Basic and diluted weighted average number of shares	29,547,365	29,525,025	29,426,429

Basic and diluted (loss) per share:
From continuing operations	$(0.64)	$(0.16)	$(1.28)
From discontinued operations	-	(0.02)	(0.07)
	$(0.64)	$(0.18)	$(1.35)

u)	Stock compensation

Stock-based compensation cost is measured at the date of grant, based on the calculated fair value of the award, and is recognized as expense over the employee's service period, which is generally the vesting period of the equity grant. The fair value of performance based restricted common stock awards that are probable of being earned is expensed over the performance periods as the awards vest.  The Company does not estimate forfeitures in its expense calculations as forfeiture history has been minor.

v)	Other operating income, net

For the three years ended December 31, 2011, this account includes:

	For the years ended December 31,
	2011	2010	2009

Arbitration award (1)	$4,748	$-	$-
Gain on sale of vessels, net	-	724	1,415
Claims against insurance companies, net	3,543	(46)	1,429
Other	(34)	(61)	-
	$8,257	$617	$2,844

(1)
One of our subsidiaries in the River Business, UABL Paraguay S.A., made a claim against a former customer in an arbitration proceeding where we claim damages for an underperformance under a transportation contract. On December 2, 2011 a final amount of $5,308 was awarded to the Company, which was collected on December 21, 2011. Due to the disputed nature of the claim, the Company had not recognized any income related to the claim and now since the arbitration proceeding was favorably settled and collected recognizing an income of $4,748, after deducting related legal fees of $560.

w)	Income taxes

The Company accounts for deferred income taxes under the liability method.  Under this method, deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at each period end corresponding to those jurisdictions subject to income taxes.  Deferred tax assets are recognized for all deductible temporary differences and an offsetting valuation allowance is recorded to the extent that it is not more likely than not that the deferred tax assets will be realized.  Deferred tax is measured based on tax rates and laws enacted or substantively enacted at the balance sheet date in any jurisdiction.

Income tax regulations in the different countries in which we operate are subject to interpretation by taxing authorities.  As a result, our judgment in the determination of uncertain income tax positions could be interpreted differently.  In this sense, the income tax returns of our primary income tax jurisdictions remain subject to examination by related tax authorities.  The tax returns are open to examination from 3 to 7 years.

x)	Recent accounting pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") amended its guidance on the presentation of comprehensive income. Under the amended guidance, an entity has the option to present comprehensive income in either one continuous statement or two consecutive financial statements. A single statement must present the components of net income and total net income, the components of other comprehensive income and total other comprehensive income, and a total for comprehensive income. In a two-statement approach, an entity must present the components of net income and total net income in the first statement. That statement must be immediately followed by a financial statement that presents the components of other comprehensive income, a total for other comprehensive income, and a total for comprehensive income. The option under the current guidance that permits the presentation of components of other comprehensive income as part of the statement of changes in equity has been eliminated. The amendment becomes effective on January 1, 2012 and is applied retrospectively. Early adoption is permitted. This guidance will not have an impact on the Company's consolidated financial position, results of operations or cash flows as it is disclosure-only in nature.

DRY DOCK	12 Months Ended
Dec. 31, 2011
DRY DOCK [Abstract]
DRY DOCK
3.	DRY DOCK

The capitalized amounts in dry dock at December 31, 2011 and 2010 were as follows:

	At December 31,
	2011	2010

Original book value	$19,786	$16,308
Accumulated amortization	(14,698)	(10,620)
Net book value	$5,088	$5,688

For the three years ended December 31, 2011 amortization expense was $4,078, $4,186 and $3,425, respectively.

VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
VESSELS AND EQUIPMENT, NET [Abstract]
VESSELS AND EQUIPMENT, NET
4.	VESSELS AND EQUIPMENT, NET

The capitalized cost of the vessels and equipment, and the related accumulated depreciation at December 31, 2011 and 2010 were as follows:

	At December 31,
	2011	2010

Ocean-going vessels	$127,468	$124,596
River barges and pushboats	398,391	331,801
PSVs	199,453	171,385
Advances for PSV construction	68,149	77,106
Furniture and equipment	10,458	8,861
Building, land, operating base and shipyard	52,491	49,179
Total original book value	856,410	762,928
Accumulated depreciation	(184,965)	(150,232)
Net book value	$671,445	$612,696

For the three years ended December 31, 2011 depreciation expense was $34,891, $29,880 and $37,609, respectively.

Certain interest costs incurred during the construction of vessels are capitalized as part of the assets' carrying values and are depreciated over such assets' estimated useful lives. Capitalized interest for the three years ended December 31, 2011 totaled $0, $1,010 and $2,354, respectively.

ACQUISITIONS AND DISPOSALS

Ocean Business

During 2010, we purchased and took delivery of two feeder container vessels for an aggregate total purchase price of $26,200.

During 2010, we sold and delivered three Capesize vessels for an aggregate total sale price of $36,584 net of commissions and Ultrapetrol recognized a net gain on sale of vessel of $724.

During 2009, we sold and delivered one Capesize vessel, for a total sale price of $9,840 net of commissions and Ultrapetrol recognized a gain on sale of vessel of $1,415.

River Business

During 2011, we purchased three pushboats, for a total aggregate purchase price of $2,900. The Company has also incurred $2,000 in additional direct costs relating to these acquisitions.

During 2011, forty-two barges had been built (twenty-seven of which had commenced their operation) in our own shipyard in Punta Alvear, Argentina for a total cost of $31,400.

During 2010, sixteen barges had been built (seven of which had commenced their operation) in our own shipyard in Punta Alvear, Argentina for a total cost of $18,400.

Subsequent events

On February 13, 2012, the Company signed a memorandum of agreement (MOA) to sell its pushboat Cavalier VIII for a total sale price of $3,850, which was delivered to the buyer on February 24, 2012.

Offshore Supply Business

On December 21, 2007, UP Offshore (Bahamas) Ltd. (our holding company in the Offshore Supply Business) signed two contracts with a shipyard in China to construct two PSVs.  The price for each new PSV to be constructed in China was $26,400 to be paid in five installments of 20% of the contract price each, prior to delivery. On December 20, 2010 we took delivery of the first Chinese PSV UP Turquoise and on June 10, 2011, we took delivery of the second one, named UP Jasper.

On February 21 and June 13, 2007, UP Offshore (Bahamas) Ltd. (our holding company in the Offshore Supply Business) signed shipbuilding contracts with a shipyard in India for construction of four PSVs with a combined cost of $88,052, with contracted deliveries extended to 2012.  The purchase price is to be paid in five installments of 20% of the contract price each, prior to delivery.  As of December 31, 2011, UP Offshore (Bahamas) Ltd. had paid installments on these contracts totaling $57,233, which are recorded as Advances for PSV construction.

As of December 31, 2011, the Company had remaining commitments of $30,819 on non-cancellable contracts for the construction of four PSVs in India scheduled for delivery in 2012.

Subsequent events

On January 24, 2012 we paid $4,400 corresponding to the fourth 20% installment of one of our PSVs under construction in India, out of which $3,450 were drawn down under our loan facility with DVB Bank and Natixis.

LONG-TERM DEBT AND OTHER FINANCIAL DEBT	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT AND OTHER FINANCIAL DEBT [Abstract]
LONG-TERM DEBT AND OTHER FINANCIAL DEBT
5.	LONG-TERM DEBT AND OTHER FINANCIAL DEBT

Balances of long-term financial debt were as follows:

			At December 31,
			2011			2010
	Financial institution /		Nominal value
Borrower	Other	Due-year	Current	Noncurrent	Total	Total

Ultrapetrol (Bahamas) Ltd.	Private Investors	2014	$-	$180,000	$180,000	$180,000
Ultrapetrol (Bahamas) Ltd.	Private Investors	2017	-	80,000	80,000	80,000
Ultrapetrol (Bahamas) Ltd.	BICE	2011	-	-	-	15,000
UP Offshore Apoio Marítimo Ltda.	DVB AG	Through 2016	900	6,850	7,750	8,650
UP Offshore (Bahamas) Ltd.	DVB AG	Through 2016	4,300	33,950	38,250	42,550
UP Offshore (Bahamas) Ltd.	DVB AG	Through 2017	2,000	13,000	15,000	17,000
UP Offshore (Bahamas) Ltd.	DVB SE + Banco Security	Through 2018	3,333	34,167	37,500	20,000
Ingatestone Holdings Inc.	DVB AG + Natixis	Through 2019	863	30,187	31,050	24,150
UP Offshore Apoio Marítimo Ltda.	BNDES	Through 2027	1,110	15,818	16,928	18,038
Stanyan Shipping Inc.	Natixis	Through 2017	908	8,395	9,303	10,211
Hallandale Commercial Corp.	Nordea	Through 2013	1,568	5,644	7,212	8,780
UABL Paraguay S.A.	IFC	Through 2020	2,174	22,826	25,000	25,000
UABL Paraguay S.A.	OFID	Through 2020	1,304	13,696	15,000	15,000
UABL Barges and others	IFC	Through 2020	3,044	31,956	35,000	35,000
UABL Paraguay S.A. and Riverpar S.A.	IFC	Through 2021	-	15,000	15,000	-
December 31, 2011			$21,504	$491,489	$512,993
December 31, 2010			$27,586	$471,793		$499,379

Aggregate annual future payments due to the long-term financial debt were as follows:

Year ending December 31

2012	$21,504
2013	28,870
2014	203,227
2015	23,227
2016	44,671
Thereafter	191,494
Total	$512,993

9% First Preferred Ship Mortgage Notes due 2014

On November 24, 2004 the Company completed a debt offering of $180,000 of 9% First Preferred Ship Mortgage Notes due 2014 (the "2014 Senior Notes"), through a private placement to institutional investors eligible for resale under Rule 144A and Regulation S (the "Offering").  The net proceeds of the Offering were used to repay the 2008 Senior Notes, certain other existing credit facilities and to fund some vessel acquisitions.

Interest on the 2014 Senior Notes is payable semi-annually on May 24 and November 24 of each year and principal is due on November 24, 2014.  The 2014 Senior Notes are senior obligations guaranteed by the Company's subsidiaries directly involved in our Ocean and River Business. At December 31, 2011, the 2014 Senior Notes are secured by first preferred ship mortgages on 13 river pushboats, 2 oceangoing barges and 335 river barges.

The 2014 Senior Notes are subject to certain covenants, including, among others, limiting the parent's and guarantor subsidiaries' ability to incur additional indebtedness or issue preferred stock, pay dividends to stockholders, incur liens or execute sale leasebacks of certain principal assets and certain restrictions on the Company consolidating with or merging into any other person.

Upon the occurrence of a change of control event, each holder of the 2014 Senior Notes shall have the right to require the Company to repurchase such notes at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest.  Our indenture governing our 2014 Senior Notes describes the circumstances that are considered a change of control event.

In the first quarter of 2005 the SEC declared effective an exchange offer filed by the Company to register substantially identical senior notes to be exchanged for the 2014 Senior Notes pursuant to a registration rights agreement, to allow the 2014 Senior Notes be eligible for trading in the public markets.

Although Ultrapetrol (Bahamas) Limited, the parent company, subscribed the issued Notes, principal and related expenses will be paid through funds obtained from the operations of the Company's subsidiaries.

The 2014 Senior Notes Indenture includes certain terms under which a subsidiary may be classified as an Unrestricted Subsidiary.  The Board of Directors determined that UP Offshore (Bahamas) Limited (the holding company of our Offshore Supply Business) has met those criteria and on October 29, 2009, the board of Directors of Ultrapetrol (Bahamas) Limited declared UP Offshore (Bahamas) Limited, as an Unrestricted Subsidiary pursuant to the terms of the Indenture.  Subsequently, on December 3, 2010 the Board of Directors decided to reclassify UP Offshore (Bahamas) Limited as Restricted Subsidiary pursuant to the terms of the Indenture.

At December 31, 2011 the net book value of the assets pledged as a guarantee of the 2014 Senior Notes was $68,700.

7.25% Convertible Senior Notes due 2017

On December 23, 2010, the Company completed the sale of $80,000 aggregate principal amount of its 7.25% Convertible Senior Notes due 2017 (the "2017 Convertible Notes") through a private placement to institutional investors eligible for resale under Rule 144A and Regulation S. The Convertible Notes are senior and unsecured obligations of the Company. Interest on the 2017 Convertible Notes is payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2011. Unless earlier converted, redeemed or repurchased, the 2017 Convertible Notes are due on January 15, 2017.

The 2017 Convertible Notes are convertible after January 28, 2011, at the option of the holder, into common stock at an initial conversion rate equal to 133.1691 shares of the Company common stock per $1 principal amount of 2017 Convertible Notes (equivalent to an initial conversion price of approximately $7.51 per share), which is subject to adjustment.

If the arithmetic average of the daily volume weighted average price per share of the Company common stock for each of the 20 consecutive trading days beginning on January 17, 2012 is less than $6.13, then the conversion rate will be increased such that the conversion price as adjusted would represent the greater of (i) 122.5% of such arithmetic average of the daily volume weight average price and (ii) $6.13.

On or after January 15, 2015, the Company may redeem for cash all, but not less than all, of the 2017 Convertible Notes if the last reported sale price of the Company common stock equals or exceeds 130% of the applicable conversion for a specific period of time at 100% of the principal amount of the 2017 Convertible Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date.

Upon a fundamental change occurring, as defined in the 2017 Convertible Notes Indenture, each holder of the 2017 Convertible Notes, shall have the right to require the Company to repurchase the 2017 Convertible Notes in cash at a price equal to 100% of the principal amount of the 2017 Convertible Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

If a fundamental change occurs under the 2017 Convertible Notes Indenture, the Company will pay a make-whole premium upon the conversion of the 2017 Convertible Notes in connection with any such transaction by increasing the applicable conversion rate. The make-whole premium will be determined by reference to the 2017 Convertible Notes Indenture and is based on the date on which the fundamental change becomes effective and the market stock price of the Company common stock on that date. In no event shall the conversion rate exceed 163.1321 shares per $1 principal amount.

The Indenture of the 2017 Convertible Notes also contains customary events of default and cross-default provisions. If an event of default occurs and is continuing the Trustee or holders of the 25% of the 2017 Convertible Notes may require the entire amount of the Convertible Notes be immediately repaid in full.

At December 31, 2011 and 2010, the if-converted value of the 2017 Convertible Notes does not exceed their principal amount.

At December 31, 2011 and 2010 the 2017 Convertible Notes are disclosed on the Company's consolidated balance sheets as long-term debt at face value.

Subsequent events

As from February 14, 2012, the conversion rate has been adjusted to 163.1321 shares of the Company common stock per $1 principal amount of 2017 Convertible Notes (equivalent to a price of approximately $ 6.13 per share) as a consequence of the arithmetic average of the daily volume weighted average price per share of the Company common stock for the period from January 17, 2012 to February 13, 2012 (both inclusive) was $2.76.

Revolving non-secured credit facility with Banco BICE

During 2007, Ultrapetrol Bahamas Ltd. entered into a three-year, $10,000, revolving non-secured credit facility with Banco BICE.  This loan accrued interest at LIBOR plus 1.625% per annum.

On October 8, 2010, we amended the credit agreement between us and Banco BICE. In connection with this amendment, the credit agreement was extended for one year and increased to $15,000, its margin was increased to 3.4% per annum over LIBOR and certain other changes were made to its guarantees and covenants. On October 14, 2010 we drew down $5,000 under the amended facility, resulting in a total of $15,000 drawn down under the credit facility with Banco BICE at December 31, 2010.

On April 14, 2011, we voluntarily prepaid $15,000 outstanding under the Banco BICE revolving non-secured credit facility together with accrued and unpaid interest to such date. The line remained fully available for drawdown until its final maturity on October 12, 2011.

On August 11, 2011, we drew down $10,500 under the revolving non-secured credit facility. Subsequently, the Company repaid $5,500 and $5,000 on October 26, 2011 and on November 25, 2011, respectively. There is not outstanding amount as of December 31, 2011.

Loans with DVB Bank AG (DVB AG)

a)
Senior secured term loan facility of up to $15,000:  On January 17, 2006 UP Offshore Apoio Maritimo Ltda. (UP Offshore Apoio) as Borrower, Packet Maritime Inc. (Packet) and Padow Shipping Inc. (Padow) as Guarantors and UP Offshore (Bahamas) Ltd. (UP Offshore) as Holding Company (all of these our subsidiaries in the Offshore Supply Business) entered into a senior secured term loan facility of up to $15,000 with DVB AG for the purposes of providing post delivery financing of our PSV named UP Agua Marinha.

This loan is divided into two tranches:

-
Tranche A, amounting to $13,000, accrues interest at LIBOR plus a margin of 1.20% per annum and shall be repaid by (i) 120 consecutive monthly installments of $75 each beginning in March 2006 and (ii) a balloon repayment of $4,000 together with the 120th installment.

-	Tranche B, amounting to $2,000 and accrues interest at LIBOR plus a margin of 1.20% per annum and shall be repaid by 36 consecutive monthly installments of $56 each beginning in March 2006.

For the year ended December 31, 2011, the weighted average interest rate was 1.46% and the respective interest rates ranged from 1.41% to 1.51%, including margins.

b)
Senior secured term loan facility of up to $61,306:  On December 28, 2006 UP Offshore (Bahamas) Ltd. as Borrower, Packet, Padow, UP Offshore Apoio and Topazio Shipping LLC (collectively the owners of our PSVs UP Safira, UP Esmeralda, UP Agua Marinha and UP Topazio) and Ultrapetrol (Bahamas) Limited as Guarantors entered into a senior secured term loan facility of up to $61,306 with DVB AG for the purposes of providing post delivery re-financing of our PSVs named UP Safira, UP Esmeralda and UP Topazio.

The loan bears interest at LIBOR plus 1.20% per annum with quarterly principal and interest payments and matures in December 2016.  The regularly scheduled principal payments are due quarterly and range from $1,075 to $1,325, with a balloon installment of $16,000 in December 2016. If a PSV is sold or becomes a total loss, the Borrower shall prepay the loan in an amount equal to the stipulated value of such PSV, which is initially stipulated in $18,750 and shall be reduced in the amount of $388 on each repayment date.

For the year ended December 31, 2011, the weighted average interest rate was 1.50% and the respective interest rates ranged from 1.45% to 1.54%, including margins.

c)
Senior secured term loan facility of up to $25,000:  On October 31, 2007 UP Offshore (Bahamas) Ltd. as Borrower entered into a senior secured term loan facility of up to $25,000 with DVB AG for the purposes of providing post delivery re-financing of our PSV named UP Diamante.

The Banks, at their discretion, may replace LIBOR as base rate for the interest calculation with their cost-of-funds rate.

The loan bears interest at LIBOR plus 1.50% per annum with quarterly principal and interest payments and matures in November 2017.  The regularly scheduled payments commenced in February 2008 and are comprised of 8 installments of $750 each, 24 of $500 each and 8 of $250 each with a balloon installment of $5,000 in November 2017.

For the year ended December 31, 2011, the weighted average interest rate was 1.78% and the respective interest rates ranged from 1.75% to 1.80%, including margins.

All of these loans are secured by a first priority mortgage on the UP Safira, UP Esmeralda, UP Topazio, UP Agua Marinha and UP Diamante a first priority assignment of the time charters, a first priority assignment of the earnings, insurances and requisition compensation of the vessels, a first priority assignment of any charter, or other employment contracts exceeding 12 months and are jointly and severally irrevocable and unconditionally guaranteed by Packet, Padow, UP Offshore Apoio, Topazio Shipping LLC and Ultrapetrol (Bahamas) Limited.  The loans also contain customary covenants that limit, among other things, the Borrowers' ability to incur additional indebtedness, grant liens over their assets, sell assets, pay dividends, repay indebtedness, merge or consolidate, change lines of business and amend the terms of subordinated debt.  The agreements governing the facility also contain customary events of default. If an event of default occurs and is continuing, DVB AG may require the entire amount of the loans be immediately repaid in full.  Further, the loan agreements require that the PSVs pledged as security have an aggregate market value of at least 133.3% of the value of the loans.

At December 31, 2011 the combined outstanding principal balance under the loan agreements was $61,000 and the aggregate net book value of the assets pledged was $89,200.

Senior secured term loan facility with DVB Bank AG (DVB AG) and Natixis of up to $93,600

On June 24, 2008 Ingatestone Holdings Inc., as Borrower, and UP Offshore (Bahamas) Ltd., Bayshore Shipping Inc., Gracebay Shipping Inc., Springwater Shipping Inc. and Woodrow Shipping Inc. (all of these our subsidiaries in the Offshore Supply Business) and Ultrapetrol (Bahamas) Limited, as joint and several Guarantors, entered into a senior secured term loan facility of up to $93,600 with DVB AG and Natixis (the "Banks"), as co-lender, to finance the construction and delivery of our PSVs being built in India.

On December 9, 2010, the Borrower, the Guarantors and the Banks amended the credit agreement.  In connection with this amendment, the margin of both tranches was increased, the repayment amount of Tranche A was increased by $38 to $288 and the availability period was extended through June 30, 2012, among other changes.  An amendment fee of 0.50% of the total amount of the loan was paid.

On November 30, 2011 the Borrower, the Guarantors and the Banks further amended the credit agreement. In connection with this amendment, the availability period was extended through December 31, 2012 in respect of the advances of Tranche A and through June 30, 2013 in respect of the advances of Tranche B, on a vessel by vessel basis.  An amendment fee of 0.20% of the total amount of the loan was paid.

A quarterly commitment fee is payable based on the average undrawn amount of the committed amount at a rate of 0.50% per annum through December 2010 and at a rate of 1.50% per annum thereafter.

This loan is divided into two tranches:

-
Tranche A, amounting to $60,000, to be made available for each ship in the amount of up to $15,000 in multiple advances for the payment of installments of the contract price due under the applicable shipbuilding contract.  This tranche accrues interest at LIBOR (base rate) plus a margin of 3.0% during each ship's construction period, and then the margin is lowered to 2.0% and shall be repaid by (i) quarterly installments of $288 per ship and (ii) a balloon repayment of all amounts outstanding at December 31, 2019.  The first quarterly repayment shall commence on the date falling three months after the delivery date of such ship.

During the pre-delivery period, advances of Tranche A in respect of each ship shall not exceed $3,450 per advance and in the aggregate for each ship the lesser of (i) 60% of the relevant construction cost and (ii) $13,800.

-
Tranche B, amounting to $33,600, to be made available for each ship in the amount of up to $8,400 in a single advance on the delivery date of such ship.  This tranche accrues interest at LIBOR (base rate) plus a margin of 2.0% per annum and shall be repaid by 20 quarterly installments of $420 per ship.  The first quarterly repayment shall commence on the date falling three months after the delivery date of such ship.

The Banks, at their discretion, may replace LIBOR as base rate for the interest calculation with their cost-of-funds rate.

For the year ended December 31, 2011, the weighted average interest rate was 3.86% and the respective interest rates ranged from 3.55% to 4.36%, including margins.

As Facility Guarantor, UP Offshore (Bahamas) Ltd. shall comply with certain financial covenants including: (i) an average balance of available cash in a demand deposit of not less than $5,000 during each financial year, (ii) an equity ratio of not less than 30%, (iii) a minimum equity of $75,000 and, (iv) a ratio of consolidated EBITDA to consolidated debt service of at least 1.5 (on a rolling four quarter basis, tested as of the last day of each fiscal quarter).

The loan contains customary covenants which are similar to the stipulated covenants in previous loans entered with DVB AG.  The agreements governing the facility also contain customary events of default.  If an event of default occurs and is continuing, DVB AG and Natixis may require the entire amount of the loans be immediately repaid in full.

During the year ended December 31, 2011, the Company drew down $6,900 under Tranche A of this loan facility.

At December 31, 2011 the aggregate outstanding principal balance of the loan was $31,050.

Subsequent events

On January 24, 2012 we drew down $3,450 under Tranche A of this loan facility.

Seventeen-year term $18,730 credit facility with Brazilian Development Bank (BNDES)

On August 20, 2009, UP Offshore Apoio (our subsidiary in the Offshore Supply Business) as Obligor, UP Offshore (Bahamas) Ltd., as Facility Guarantor and Ultrapetrol (Bahamas) Ltd., as Limited Guarantor, entered into a seventeen-year fixed interest credit facility for $18,730 with BNDES to partially post-finance the construction of our PSV UP Rubi.

The loan shall be repaid by 204 consecutive monthly installments beginning in April 2010.  The loan accrues interest at 3% per annum.

On October 30, 2009, UP Offshore Apoio entered into a Standby Letter of Credit Facility Agreement (the "Letter") with DVB Bank SE relating to a $21,500 Standby Letter of Credit Facility which guarantees the BNDES credit facility from November 11, 2009 to November 11, 2013.  The Letter requires PSV UP Rubi to be pledged as security and its fair market value shall be not less than 133.3% of the outstanding amount of the Letter and is guaranteed by UP Offshore (Bahamas) Ltd. and Ultrapetrol (Bahamas) Limited as Facility Guarantor and Limited Guarantor, respectively.

Under the Letter, UP Offshore Apoio is to pay an up front fee equal to 1.5% of the outstanding amount, an annual commission fee fixed of 2.0% per annum on the outstanding amount and a fee equal to 1.0% on the settlement date on the settlement amount.

As Facility Guarantor, UP Offshore (Bahamas) Ltd. shall comply with certain financial covenants including: (i) an average balance of available cash in a demand deposit of not less than $5,000 during each financial year, (ii) an equity ratio of not less than 30%, (iii) a minimum equity of $75,000 and, (iv) a ratio of consolidated EBITDA to consolidated debt service of at least 1.5 (on a rolling four quarter basis, tested as of the last day of each fiscal quarter).

At December 31, 2011, the outstanding principal balance under this loan agreement was $16,928 and the aggregate net book value of the asset pledged was $25,600.

Loan Agreement with DVB Bank SE (DVB SE) and Banco Security of up to $40,000:

On December 9, 2010 UP Offshore (Bahamas) Ltd., as Borrower, and Glasgow Shipping Inc. and Zubia Shipping Inc. (all of these our subsidiaries in the Offshore Supply Business) and Ultrapetrol (Bahamas) Limited and Corporación de Navegación Mundial S.A., as joint and several Guarantors, entered into a senior secured term loan facility of up to $40,000 with DVB SE and Banco Security, as co-lenders, to partially finance the construction and delivery of our two PSVs being constructed in China.

The loan is drawn in two advances, each in the amount of $20,000, on the delivery of each of the respective PSVs, accrues interest at LIBOR (base rate) plus a margin of 3.0% and shall be repaid by (i) 32 equal quarterly consecutive installments of $417 each, together with a balloon payment equal to the outstanding balance of such advance payable concurring with the last repayment installment in respect of such advance. The first installment in respect of each advance shall be repaid on the date falling three months after the drawdown date in respect of such advance and the last installment and balloon payment in respect of such advance shall be repaid on the earlier of the date falling eight years after the drawdown date in respect of such advance or December 31, 2018.

The co-lenders, at their discretion, may replace LIBOR as base rate for the interest calculation with their cost-of-funds rate.

For the year ended December 31, 2011, the weighted average interest rate was 4.11% and the respective interest rates ranged from 4.06% to 4.15%, including margins and interest rate swaps.

The loan contains customary covenants which are similar to the stipulated covenants in previous loans entered with DVB AG. The agreements governing the facility also contain customary events of default. If an event of default occurs and is continuing, DVB SE and Banco Security may require the entire amount of the loan be immediately repaid in full.

The loan is secured by a first priority mortgage on UP Turquoise and UP Jasper, a first priority assignment of the time charters, a first priority assignment of the earnings, insurances and requisition compensation of the vessels, a first priority assignment of any charter, or other employment contracts exceeding 12 months.  Further, the loan agreements require that the PSVs pledged as security have an aggregate fair market value of at least 133.3% of the value of the loan during the period from the first drawdown date until the fourth anniversary thereof or at least 66.7% of the value of the loan at any time thereafter.

UP Offshore (Bahamas) Limited as Guarantor shall maintain certain financial covenants including: (i) an average balance of available cash in a demand deposit of not less than $5,000, (ii) an equity ratio of not less than 30%, (iii) a minimum equity of $75,000 and, (iv) a ratio of consolidated EBITDA to consolidated debt service of at least 1.5 (on a rolling four quarter basis, tested as of the last day of each fiscal quarter).

On December 16, 2010, we have drawn down the first advance of $20,000 in connection with the delivery of UP Turquoise.

On June 14, 2011, we have drawn down the second advance of $20,000 in connection with the delivery of UP Jasper.

At December 31, 2011 the outstanding principal balance was $37,500 and the aggregate net book value of the assets pledged was $53,100.

Senior secured term loan with Natixis of up to $13,616

On January 29, 2007 Stanyan Shipping Inc. (a wholly owned subsidiary in the Ocean Business and the owner of the Alejandrina) drew down an amount of $13,616 under a loan agreement with Natixis (the "Lender") to provide post-delivery financing secured by the vessel.  The loan, which matures in February 2017, shall be repaid by 40 equal quarterly installments of $227 with a balloon installment of $4,536.  The loan accrues interest at 6.38% per annum for the first five years of the loan and LIBOR plus 1.20% per annum thereafter.

The loan is secured by a mortgage on the Alejandrina, a first priority assignment of the time charters, a first priority assignment of the earnings, insurances and requisition compensation of the vessels, a first priority assignment of any charter, or other employment contracts exceeding 12 months and is guaranteed by Ultrapetrol (Bahamas) Limited.  The Lender may also require additional security, if at any time the fair market value of the ship becomes less than the 125% of the aggregate value of the loan.  With respect to the above and in relation to any potential loan security shortfall, the Company provided an amount of $1,629 as additional security in accordance with the related loan agreement. Such amount represents restricted cash and it has been reflected under restricted cash, current in the accompanying consolidated balance sheet as of December 31, 2011.  On February 8, 2012, the Company further funded $442 in cash as additional security.

The loan also contains customary covenants that limit, among other things, the Borrower's and the Guarantors' ability to incur additional indebtedness, grant liens over their assets, sell assets, pay dividends, repay indebtedness, merge or consolidate, change lines of business and amend the terms of subordinated debt. The agreement governing the facility also contains customary events of default. If an event of default occurs and is continuing, Nataxis may require the entire amount of the loan be immediately repaid in full.

At December 31, 2011 the outstanding principal balance was $9,303 and the aggregate net book value of the assets pledged was $14,900.

Senior secured term loan with Nordea Bank Finland PLC (Nordea Bank) of $20,200

On November 30, 2007, Hallandale Commercial Corp. (our wholly owned subsidiary in the Ocean Business and the owner of the Amadeo) as Borrower, Ultrapetrol (Bahamas) Ltd., as Guarantor, and Tuebrook Holdings Inc. (our wholly owned subsidiary in the Ocean Business and the holding company of Hallandale Commercial Corp.), as Pledgor, entered into a $20,200 loan agreement with Nordea Bank for the purpose of providing post delivery financing of the vessel.

The loan after the voluntary prepayment of $4,143 on June 6, 2009, shall be repaid by (i) 6 consecutive quarterly installments of $588 each followed by 12 consecutive quarterly installments of $392 each, and (ii) a final balloon repayment of $4,076 payable simultaneously with the last installment.  The loan accrues interest at LIBOR plus 1.25% per annum.

For the year ended December 31, 2011, the weighted average interest rate was 1.55% and the respective interest rates ranged from 1.50% to 1.58%, including margins.

The loan is secured by a mortgage on the Amadeo vessel, a first priority assignment of the time charters, a first priority assignment of the earnings, insurances and requisition compensation of the vessels, a first priority assignment of any charter, or other employment contracts exceeding 12 months and is jointly and severally irrevocably and unconditionally guaranteed by Ultrapetrol (Bahamas) Ltd.  The Lender may also require additional security, if at any time the fair market value of the ship becomes less than the 130% of the aggregate value of the loan.  The loan also contains customary covenants that limit, among other things, the Borrower's and the Guarantors' ability to incur additional indebtedness, grant liens over their assets, sell assets, pay dividends, repay indebtedness, merge or consolidate, change lines of business and amend the terms of subordinated debt.  The agreement governing the facility also contains customary events of default. If an event of default occurs and is continuing, Nordea Bank may require the entire amount of the loan be immediately repaid in full.

As Guarantor, Ultrapetrol (Bahamas) Ltd. shall maintain certain financial covenants including: (i) a ratio of financial indebtedness to tangible net worth of not greater than 2.5 to 1.0 and (ii) a EBITDA to interest expense of not less than 2.0 for the last four fiscal quarters prior to the relevant date of calculation.

The aggregate outstanding principal balance of the loan was $7,212 at December 31, 2011, and the aggregate net book value of the asset pledged was $22,800.

Loan with International Finance Corporation ("IFC") and OPEC Fund for International Development (OFID)

a)	2008 Loan facility of up to $25,000

On September 15, 2008 UABL Paraguay S.A. (our subsidiary in the River Business), as Borrower, UABL (Bahamas) Limited as Guarantor and IFC entered into a loan agreement to partially finance:  (i) the replacement of existing pushboat engines and conversion of pushboats to install such engines, (ii) the enlargement and re-bottoming of existing barges, (iii) the construction and acquisition of additional pushboats and barges and (iv) supplies and related equipment for the foregoing.

The loan shall be repaid in semi-annual installments of $1,087 for the first 9 payments and $1,902 for the last 8 payments, beginning in June 2012.  The loan accrues interest at LIBOR plus a margin which will be calculated considering a percentage ranging between 1.875% to 3.250% obtained from the Guarantor Prospective Debt Service Coverage Ratio as indicated in the agreement.

For the year ended December 31, 2011, the weighted average interest rate was 4.61% and the respective interest rates ranged from 4.44% to 4.94%, including margins and interest rate collar.

The loan is secured by a mortgage on part of our Liberian River Business fleet.  The loan agreement requires that the aggregate fair market value of the Liberian mortgaged barges and pushboats dividing by the outstanding amount of the 2008 loans facility to be 1.3 during the period between the first disbursement of the loan and November 24, 2013 (one year prior to the final maturity date of the 2014 Senior Notes) and at all time thereafter 1.6.  The loan contains various restrictive covenants, among others, that limit the Borrower's ability to declare or pay any dividend, incur capital expenditures, leases, enter into any derivative transaction, except hedging arrangements for fuel.  The Borrower shall maintain certain financial covenants including: (i) a debt to equity ratio of not more than 2.0 and (ii) a historical debt service coverage ratio of not less than 1.0 for the last four fiscal quarters prior to the relevant date of calculation.

As Guarantor, UABL Limited shall maintain certain financial covenants including; (i) a consolidated debt to equity ratio of no more than 1.4, (ii) a historical debt service coverage ratio on a consolidated basis of not less than 1.3 and (iii) a consolidated current ratio of at least 1.0 for the last four fiscal quarters prior to the relevant date of calculation.

b)	2008 Loan facility of up to $35,000

On September 15, 2008 UABL Barges (Panama) Inc., UABL Towing Services S.A., Marine Financial Investment Corp. and Eastham Barges Inc. (all our subsidiaries in the River Business), as Borrowers, UABL (Bahamas) Limited as Guarantor and IFC entered into a loan agreement to partially finance:  (i) the replacement of existing pushboat engines and conversion of pushboats to install such engines, (ii) the enlargement and re-bottoming of existing barges, (iii) the construction and acquisition of additional pushboats and barges and (iv) supplies and related equipment for the foregoing.

The loan shall be repaid in semi-annual installments of $1,522 for the first 9 payments and $2,663 for the last 8 payments, beginning in June 2012.  The loan accrues interest at LIBOR plus a margin which will be calculated considering a percentage ranging between 1.875% to 3.250% obtained from the Guarantor Prospective Debt Service Coverage Ratio as indicated in the agreement.

For the year ended December 31, 2011, the weighted average interest rate was 4.61% and the respective interest rates ranged from 4.44% to 4.94%, including margins and interest rate collar.

The loan is secured by a mortgage on part of our Liberian River Business fleet.  The loan agreement requires that the aggregate fair market value of the Liberian mortgaged barges and pushboats dividing by the outstanding amount of the 2008 loans facility to be 1.3 during the period between the first disbursement of the loan and November 24, 2013 (one year prior to the final maturity date of the 2014 Senior Notes) and at all time thereafter 1.6.  The loan contains various restrictive covenants, among others, that limit the each Borrower's ability to declare or pay any dividend, incur capital expenditures, leases, enter into any derivative transaction, except hedging arrangements for fuel.

As Guarantor, UABL Limited shall maintain certain financial covenants including; (i) a consolidated debt to equity ratio of no more than 1.4, (ii) a historical debt service coverage ratio on a consolidated basis of not less than 1.3 and (iii) a consolidated current ratio of at least 1.0.

c)	2008 Parallel Loan facility of up to $15,000

On November 28, 2008 UABL Paraguay S.A. (our subsidiary in the River Business), as Borrower, UABL (Bahamas) Limited as Guarantor and OFID entered into a loan agreement of up to $15,000 to partially finance:  (i) the replacement of existing pushboat engines and the conversion of pushboats to install such engines, (ii) the enlargement and re-bottoming of existing barges, (iii) the construction and acquisition of additional pushboats and barges and (iv) supplies and related equipment for the foregoing.

The loan shall be repaid in semi-annual installments of $652 for the first 9 payments and $1,141 for the last 8 payments, beginning in June 2012.  The loan accrues interest at LIBOR plus a margin which will be calculated considering a percentage ranging between 1.875% to 3.250% obtained from the Guarantor Prospective Debt Service Coverage Ratio.

For the year ended December 31, 2011, the weighted average interest rate was 4.61% and the respective interest rates ranged from 4.44% to 4.94%, including margins and interest rate collar.

The loan is secured by a mortgage on a portion of our Liberian River Business fleet. The loan agreement requires that the aggregate fair market value of the Liberian mortgaged barges and pushboats dividing by the outstanding amount of the 2008 loans facility to be 1.3 during the period between the first disbursement of the loan and November 24, 2013 (one year prior to the final maturity date of the 2014 Senior Notes) and at all time thereafter 1.6.  The loan contains various restrictive covenants, among others, that limit the Borrower's ability to declare or pay any dividend, incur capital expenditures, leases, enter into any derivative transaction, except hedging arrangements for fuel.  The Borrower shall maintain certain financial covenants including: (i) a debt to equity ratio of not more than 2.0 and (ii) a historical debt service coverage ratio of not less than 1.0.
As Guarantor, UABL Limited shall maintain certain financial covenants including; (i) a consolidated debt to equity ratio of no more than 1.4, (ii) a historical debt service coverage ratio on a consolidated basis of not less than 1.3 and (iii) a consolidated current ratio of at least 1.0.

d)	2011 Loan facility of up to $15,000

On December 2, 2011 UABL Paraguay S.A. and Riverpar S.A. (our subsidiaries in the River Business), as joint and several Borrowers, UABL (Bahamas) Limited as Guarantor and IFC entered into a loan agreement to partially finance: (i) the construction and acquisition of 64 additional barges, (ii) the modification to 9 existing pushboats necessary to replace their engines, (iii) the re-bottoming of 50 existing barges, and (iv) the construction and acquisition of additional pushboats and ancillary equipment.

The loan shall be repaid in semi-annual installments of $882 beginning on June 15, 2013 and ending on June 15, 2021. The loan accrues interest at LIBOR plus a margin of 3.65% per annum.

For the year ended December 31, 2011, the weighted average interest rate was 5.34%, including margins and interest rate collar.

The loan is secured by a mortgage principally on part of our Paraguayan and Liberian River Business fleet.   The loan agreement requires that the aggregate fair market value of the Paraguayan and others mortgaged barges and pushboats dividing by the outstanding amount of the 2011 loans facility to be at any time prior to the refinancing of the 2014 Senior Notes not less than 3.0 and at any time thereafter, not less than 1.6. Further, the loan agreement requires that the aggregate fair market value of the Liberian mortgaged barges and pushboats dividing by the outstanding amount of the 2011 loans facility to be at all times equal to or higher than 3.0.

The loan contains various restrictive covenants, among others, that limit the Borrowers' ability to incur additional indebtedness, grant liens over their assets, sell assets, pay dividends, repay indebtedness, incur capital expenditures, leases and enter into any derivative transaction, except hedging agreements for fuel, interest rate or foreign currency in the ordinary course of business. The Borrowers shall maintain certain financial covenants including: (i) a debt to equity ratio on a consolidated basis of not more than 2.0 and (ii) a historical debt service coverage ratio on a consolidated basis of not less than 1.2 for the last four fiscal quarters prior to the relevant date of calculation.

e)	2011 Parallel Loan facility of up to $10,000

On December 15, 2011 UABL Paraguay S.A. and Riverpar S.A. (our subsidiaries in the River Business), as joint and several Borrowers, UABL (Bahamas) Limited as Guarantor and OFID entered into a parallel loan agreements to partially finance: (i) the construction and acquisition of 64 additional barges, (ii) the modification to 9 existing pushboats necessary to replace their engines, (iii) the re-bottoming of 50 existing barges, and (iv) the construction and acquisition of additional pushboats and ancillary equipment.

The loan shall be repaid in semi-annual installments of $588 beginning on June 15, 2013 and ending on June 15, 2021. The loan accrues interest at LIBOR plus a margin of 3.65% per annum.

The loan is secured through a collateral sharing agreement with the IFC. The loan agreement requires that the aggregate fair market value of the Paraguayan and others mortgaged barges and pushboats dividing by the outstanding amount of the 2011 loans facility to be at any time prior to the refinancing of the 2014 Senior Notes not less than 3.0 and at any time thereafter, not less than 1.6. Further, the loan agreement requires that the aggregate fair market value of the Liberian mortgaged barges and pushboats dividing by the outstanding amount of the 2011 loans facility to be at all times equal to or higher than 3.0.

The loan contains various restrictive covenants, among others, that limit the Borrowers' ability to incur additional indebtedness, grant liens over their assets, sell assets, pay dividends, repay indebtedness, incur capital expenditures, leases and enter into any derivative transaction, except hedging agreements for fuel, interest rate or foreign currency in the ordinary course of business. The Borrowers shall maintain certain financial covenants including: (i) a debt to equity ratio on a consolidated basis of not more than 2.0 and (ii) a historical debt service coverage ratio on a consolidated basis of not less than 1.2 for the last four fiscal quarters prior to the relevant date of calculation.

The agreements governing the facilities also contain customary events of default. If an event of default occurs and is continuing, IFC and OFID may require the entire amount of the loan be immediately repaid in full.

At December 31, 2011 the Company has not made draw downs under the 2011 Parallel Loan facility.

At December 31, 2011, the aggregate outstanding principal balance under 2008 and 2011 loan agreements with OFID and IFC was $90,000 and the aggregate net book value of the assets pledged was $109,200.

Subsequent events

On January 26, 2012 the Company drew down $10,000 under the 2011 Parallel Loan facility.

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
6.	FINANCIAL INSTRUMENTS

The fair value of an asset or liability is the price that would be received to sell an asset or transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company utilizes a fair value hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs derived from observable market data. Level 3 inputs are unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The Company's liabilities as of December 31, 2011 that are measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Current liabilities:
-Interest rate collar (included in other liabilities)	-	582	-
-Interest rate swap (included in other liabilities)	-	251	-

Noncurrent liabilities:
-Interest rate collar (included in other liabilities)	-	1,145	-
-Interest rate swap (included in other liabilities)	-	643	-

The estimated fair value of the Company's other financial assets and liabilities were as follows:

	At December 31,
	2011		2010
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
ASSETS
Cash and cash equivalents	$34,096	$34,096	$105,570	$105,570
Restricted cash (current and noncurrent portion)	8,302	8,302	2,844	2,844

LIABILITIES
Long term financial debt (current and non-current portion – Note 5) (1)	$512,993	$468,393	$499,379	$502,136

(1)   The fair value of long term financial debt is measured using Level 2 fair value inputs.

The carrying value of cash and cash equivalents and restricted cash approximates fair value. The fair value of long-term financial debt was estimated based upon quoted market prices or by using discounted cash flow analyses based on estimated current rates for similar types of arrangements.  Generally, the carrying value of variable interest rate debt, approximates fair value.  It was not practicable to estimate the fair value of the Company's investments in 50% owned companies because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs.  Considerable judgment was required in developing certain of the estimates of fair value and accordingly the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

DERIVATIVE INSTRUMENTS AND HEDGING STRATEGIES	12 Months Ended
Dec. 31, 2011
DERIVATIVE INSTRUMENTS AND HEDGING STRATEGIES [Abstract]
DERIVATIVE INSTRUMENTS AND HEDGING STRATEGIES
7.	DERIVATIVE INSTRUMENTS AND HEDGING STRATEGIES

Assets and liabilities arising from outstanding derivative positions are included in the accompanying consolidated balance sheets as other receivables and other liabilities, as follows:

	At December 31, 2011
	Noncurrent other receivables	Current other liabilities	Noncurrent other liabilities
Derivatives designated as hedging instruments
Interest rate collar (cash flow hedge)	$-	$582	$1,145
Interest rate swap (cash flow hedge)	-	251	643
	$-	$833	$1,788

	At December 31, 2010
	Noncurrent other receivables	Current other liabilities	Noncurrent other liabilities
Derivatives designated as hedging instruments
Interest rate collar (cash flow hedge)	$642	$791	$567
Interest rate swap (cash flow hedge)	-	160	129
	$642	$951	$696

The Company evaluates the risk of counterparty default by monitoring the financial condition of the financial institutions and counterparties involved, by primarily conducting business with large, well-established financial institutions and international traders, and diversifying its counterparties. The Company does not currently anticipate nonperformance by any of its counterparties.

CASH FLOW HEDGE

FFA

From April 2008 onwards, the Company entered into FFAs either via a clearing house or over the counter with the objective to utilize them as hedging instruments to reduce its exposure to changes in the spot market rates earned by its vessels in the Capesize fleet.  These FFAs involve a contract to provide a fixed number of theoretical days of voyages at fixed rates.  These contracts are net settled each month with the Company receiving a fixed rate per day and paying the average rate of the C4TC Index.  The FFAs are hedging the fluctuation in the revenues of the Capesize fleet which is contracted at the average rate of the C4TC Index.

At December 31, 2011 and 2010 there are no outstanding positions on FFAs.

As result of the sale of Princess Marisol and Princess Katherine in 2010, FFA positions maturing between May and December 2010 were no longer probable of occurring and thus no longer qualified as effective cash flow hedges.

During the year ended December 31, 2010, the Company recorded an aggregate realized gain of $10,710, in connection with these FFA positions, which are reflected in the Company's consolidated statements of operations as Other income (expenses) – (loss) gains on derivatives, net.

During the years ended December 31, 2010 and 2009, the Company received net cash settlements for its FFA positions totaling, $16,666 and $32,279, respectively.

INTEREST RATE COLLAR AGREEMENT

On May 7, 2010, through UABL Limited, our holding subsidiary in the River Business, we entered into an interest rate collar transaction with International Finance Corporation (IFC) through which we expect to hedge our exposure to interest volatility under our financings with IFC and OFID from June 2010 to June 2016. The initial notional amount is $75,000 (subsequently adjusted in accordance with the amortization schedule under these financings), with UABL Limited being the USD Floor Rate seller at a floor strike rate of 1.69%, and IFC being the USD Cap Rate seller at a cap strike rate of 5.00%. This contract qualifies for hedge accounting and as such changes in its fair value are included in other comprehensive income (loss) in the consolidated financial statements. The fair value of this agreement equates to the amount that would be paid or received by the Company if the agreement were cancelled at the reporting date, taking into account current and prospective interest rates and creditworthiness of the Company.

As of December 31, 2011, the total notional amount of the interest rate collar is $75,000.

INTEREST RATE SWAP AGREEMENTS

On December 16, 2010, through UP Offshore (Bahamas) Ltd., our holding subsidiary in the Offshore Supply Business, we entered into an interest rate swap transaction with Banco Security through which we expect to hedge our exposure to interest volatility under our financing with Banco Security and DVB Bank SE from December 2010 to December 2018. The initial notional amount is $5,000 (subsequently adjusted in accordance with the amortization schedule under this financing) with UP Offshore (Bahamas) Ltd. paying a fixed interest rate of 3.67% and receiving a variable interest rate based on LIBOR on the notional amount.

As of December 31, 2011, the total notional amount of the interest rate swap is $4,583.

Additionally, on June 14, 2011, through UP Offshore (Bahamas) Ltd., our holding subsidiary in the Offshore Supply Business, we entered into a second interest rate swap transaction with Banco Security through which we expect to hedge our exposure to interest volatility under our financing with Banco Security and DVB Bank SE from June 2011 to December 2018. The initial notional amount is $5,000 (subsequently adjusted pro rata in accordance with the amortization schedule under this financing) with UP Offshore (Bahamas) Ltd. paying a fixed interest rate of 3.122% and receiving a variable interest rate based on LIBOR on the notional amount.

As of December 31, 2011, the total notional amount of the interest rate swap is $4,792.

These contracts qualify for hedge accounting and as such changes in its fair value are included in other comprehensive income (loss) in the consolidated financial statements. The fair value of these agreements equate to the amount that would be paid or received by the Company if the agreement were cancelled at the reporting date, taking into account current and prospective interest rates and creditworthiness of the Company.

OTHER DERIVATIVE INSTRUMENTS

Forward currency exchange contracts

From time to time the Company entered into and settled forward currency exchange contracts. These contracts were not designated as cash flow hedges and the changes in fair value were reflected in Other income (expenses) - (loss) gains on derivatives, net.

At December 31, 2011 and 2010, there are no outstanding positions on forward currency exchange contracts.

During the year ended December 31, 2009 the Company received cash settlements totaling $2,638 for these positions.

(Loss) gains on derivatives, net included in the accompanying consolidated statements of operations for the three years ended December 31, 2011 are as follows:

	For the years ended December 31,
	2011	2010	2009

FFA	$-	$10,475	$-
Forward currency exchange contracts	-	-	241
Other	(16)	(1)	-
	$(16)	$10,474	$241

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
8.	COMMITMENTS AND CONTINGENCIES

The Company is subject to legal proceedings, claims and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability.  While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs of such actions will have a material effect on the Company´s consolidated financial position or results of operations.

a)	UABL – Ciudad del Este Customs Authority

On September 21, 2005 the local Customs Authority of Ciudad del Este, Paraguay issued a finding that certain UABL entities owe taxes to that authority in the amount of $2,200, together with a fine for non-payment of the taxes in the same amount, in respect of certain operations of our River Business for the prior three-year period.  This matter was referred to the Central Customs Authority of Paraguay.

After review of the entire case the Paraguayan Central Tax Authorities who have jurisdiction over the matter have confirmed the Company has no liability in respect of two of the three matters at issue, while they held a dissenting view on the third issue.  Through a Resolution which was notified to UABL on October 13, 2006 the Paraguayan Undersecretary for Taxation has confirmed that, in his opinion, the Company is liable for a total of approximately $500 and has applied a fine of 100% of this amount.  On November 24, 2006, the court confirmed that UABL were not liable for the first two issues.  The Company has entered a plea with the respective court contending the interpretation on the third issue under consideration where the Company claims to be equally non-liable.

On March 26, 2009, the Tax and Administrative Court decided that UABL was not liable for the third issue under discussion (the tax base used by UABL's entities to calculate the applicable withholding tax). On April 2, 2009, the Paraguayan Tax Authorities appealed the Tax and Administrative Court decision. On September 22, 2010 the Paraguayan Supreme Court revoked the March 26, 2009, ruling of the Tax and Administrative Court and confirmed the decision of the Paraguayan Undersecretary for Taxation.

For the year ended December 31, 2010 the Company recorded a charge totaling $1,294 for the full and final settlement of this claim.

In parallel with this ruling the Office of the Treasury Attorney has initiated an action in respect of the other two issues concerned in this litigation (which had been terminated on November 24, 2006, with the admission of Central Tax Authorities that no taxes were due for these two issues and the consequent dropping of the action by the plaintiffs) to review certain formal aspects of the case on the grounds that the Paraguay Customs Department did not represent the interests of Paraguay. UABL has submitted a defense in relation to the action commenced by the Office of the Treasury Attorney.  Subsequently, the Office of the Treasury Attorney filed a response with regard to Company´s defense. The evidentiary stage of the proceedings commenced in November 2011. Aside from the mentioned procedures, the Customs Authorities of Paraguay have reopened the proceedings against UABL S.A., UABL Paraguay S.A. and YATAITY S.A. in connection with the possible reopening of the case pending a decision of the reopening of the case in court.  Counsel notified the Customs to hold the proceedings pending a decision of the court and also contest any new investigation into the matter on the grounds that the action is time barred.  We have been advised by UABL's counsel in the case that there is only a remote possibility that a judicial court would find UABL liable for any of these taxes or fines still in dispute or that the final outcome of these proceedings could have a material adverse impact on the consolidated financial position or results of operations of the Company.

UABL Paraguay S.A. -  Paraguayan Customs Asunción

On April 7, 2009, the Paraguayan Customs in Asunción commenced administrative proceedings against UABL Paraguay S.A. alleging infringement of Customs regulations (smuggling) due to lack of submission of import clearance documents in Paraguay for some bunkers purchased between January 9, 2007 and December 23, 2008 from YPF-Repsol S.A. in Argentina.  Since those bunkers were purchased for consumption on board pushboats, UABL Paraguay S.A. submitted a defense on April 23, 2009, requesting the closing of those proceedings based on the non-infringement of Customs regulations; however the proceedings were not closed. On August 21, 2009, as part of the evidence to be rendered in the Customs proceedings UABL Paraguay S.A. submitted a technical report of the Paraguayan Coast Guard stating that all parcels of bunkers purchased by UABL Paraguay S.A. from YPF-Repsol S.A. were consumed onboard the push boats. We were advised that the Paraguayan Customs in Ciudad del Este also commenced administrative proceedings against UABL Paraguay S.A. for the same reasons as the Customs in Asuncion; however those proceedings have been suspended. Customs Authorities appraised the bunkers and determined the corresponding import tax and fine to be $2,000. On March 22, 2010 the Customs in Asuncion issued their ruling on the matter imposing a fine of Gs. 54.723.820 (approximately $12), and UABL Paraguay S.A. will be paying the fine with the aim to end these proceedings. In parallel with this ruling the denouncing parties in Ciudad del Este submitted remedies against the decision of Customs in Asuncion arguing that such ruling was taken without bringing both dossiers together. Our legal counsel has recently advised that the Director of Customs in Asuncion decided to render null the ruling dated March 22, 2010 and ordered evidence to be filed in respect of years 2003 to 2006 before issuing the final ruling. In a similar manner, on September 20, 2010 the Paraguayan Customs in Asuncion received a complaint against UABL Paraguay S.A. alleging infringement of Customs regulations due to lack of submission of import clearance documents in Paraguay for bunkers purchased during 2009 and 2010, from YPF-Repsol S.A. in Argentina.  UABL Paraguay S.A. submitted its defense together with all documents related to the bunker purchases.

Our legal counsel is of the opinion that remedies will be rejected and therefore that there is only a remote possibility that UABL Paraguay S.A. will finally be found liable for any such taxes or fines and / or that these proceedings will have financial material adverse impact on the consolidated financial position or results of operations of the Company.

Oceanpar S.A. and UABL Paraguay S.A. - Customs investigation in connection with reimportation of barges subject to conversion

Oceanpar S.A. was notified of this investigation on June 17, 2011. The matter under investigation is whether UABL Paraguay S.A. paid all import taxes and duties corresponding to the reimportation of barges submitted to conversion in foreign yards. On June 24, 2011 Oceanpar S.A. and UABL Paraguay S.A. submitted the evidence of all payments effected in 2008 corresponding to the reimportation of these barges. Our Counsel has advised that there is only a remote possibility that these proceedings will have a material adverse impact on our consolidated financial position or results of operations of the Company.

b)	Tax claim in Bolivia

On November 3, 2006 and April 25, 2007, the Bolivian Tax Authority ("Departamento de Inteligencia Fiscal de la Gerencia Nacional de Fiscalización") issued a notice in the Bolivian press advising that UABL International S.A. would owe taxes to that authority. On June 18, 2007, legal counsel in Bolivia submitted points of defense to the Bolivian tax authorities.

On August 27, 2007 the Bolivian tax authorities gave notice of a resolution determining the taxes (value added tax, transaction tax and income tax) that UABL International S.A. would owe to them in the amount of approximately $5,800 (including interest and fines). On October 10, 2007, legal counsel in Bolivia gave notice to the Bolivian tax authorities of the lawsuit commenced by UABL International S.A. to refute the resolution above mentioned.

On August 1, 2008, UABL International S.A. was served with a notice informing that the Bolivian Tax Authorities had replied to the lawsuit started by us. On August 22, 2008 a hearing and judicial inspection took place at Puerto Quijano, Bolivia. On August 30, 2008 both parties submitted their arguments to the judge, completing this part of the case.  On August 12, 2009, UABL International S.A. was served with a judgment of a Bolivian court ruling on certain taxes allegedly due by UABL International S.A. On August 22, 2009, UABL International S.A. submitted an appeal to the lower court judgment to which Bolivian tax authorities have contested. The Court of appeal confirmed the judgment of the Lower Court. UABL International S.A. has submitted a cassation appeal (an appeal on points of law) which is currently pending before the Bolivian Supreme Court.

On June 26, 2008, the same Bolivian court ordered a preemptive embargo against all barges owned by UABL International S.A. that may be registered in the International Bolivian Registry of Ships, or RIBB. According to Company's local counsel this preemptive embargo under Bolivian law has no effect over the Company's right to use its assets nor does it have any implication over the final decision of the court, the substance of the matter and in this case it is ineffective since UABL International S.A. did not have any assets owned by it registered in the RIBB. Moreover, UABL International S.A. had challenged the judge's decision to place the embargo. On November 15, 2008, the lower court reconfirmed the embargo. UABL International S.A. appealed the decision of the lower court, which was later reconfirmed by a higher court. The shares of UABL International S.A. have ceased to belong to our Company and we have been advised by legal counsel that there is only a remote possibility that we would finally be found liable for any of these taxes or fines and / or that these proceedings will have financial material adverse impact on the consolidated financial position or results of operations of the Company.

c)	Lease obligations

The Company and its subsidiaries lease buildings for office spaces and a ship repair facility under various operating leases, which expire from 2012 to 2016 and which generally have renewal options at similar terms. Rental expense under continuing obligations for the three years ended December 31, 2011 was $1,119, $1,048 and $891, respectively. At December 31, 2011, obligations under the companies' operating leases for office spaces and a ship repair facility with initial or remaining lease terms longer than one year were as follows:

Year ending December 31

2012	$1,361
2013	1,060
2014	709
2015	231
2016	68
Total	$3,429

On April 6, 2008 we entered into a three-year bareboat charter for an 11,299 dwt, 2006 built product tanker, the M/T Austral which was extended for minimum 35 and maximum 37 months commencing on December 1, 2010.  The minimum obligations for the remaining term subsequent to December 31, 2011 are $1,551 in 2012 and $1,292 in 2013.  On March 25, 2009 we entered into a one-year bareboat charter for a 5,706 dwt, 2008 built product tanker, the M/T Mediator which was re-delivered to her owner on October 6, 2010.  Rent expense for the three years ended December 31, 2011 was $1,557, $4,940 and $4,808, respectively.  When cash rental payments are not made on a straight–line basis, we recognize variable rental expense on a straight – line basis over the lease term.

d)	Charters-out

The future minimum revenues, before reduction for brokerage commissions, expected to be received on time charter agreements of our eight PSVs in our Offshore Supply Business chartered seven in South America and one in North Sea, which terms are longer than one year were as follows:

Year ending December 31

2012	$73,012
2013	22,076
2014	10,623
2015	1,942
Total	$107,653

The future minimum revenues, before reduction for brokerage commissions of three of our handy size-small product tanker vessels (one of them leased) in our Ocean Business chartered in South America, expected to be received on time charter agreements, which terms are longer than one year were as follows:

Year ending December 31

2012	$21,152
2013	13,591
2014	4,965
Total	$39,708

Revenues from time charter agreements are generally not received when a vessel, is off-hire, which includes time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future. The scheduled future minimum revenues should not be construed to reflect total shipping revenues for any of the periods.

e)	Other

At December 31, 2011, we employed several employees as crew on our vessels, land-based employees and shipyard workers.  These seafarers and shipyard workers are covered by industry-wide collective bargaining agreements that set basic standards applicable to all companies who hire such individuals in these industries.  Because most of our employees are covered by these industry-wide collective bargaining agreements, failure of industry groups to renew these agreements may disrupt our operations and adversely affect our earnings.  In addition, we cannot assure that these agreements will prevent labor interruptions.  While we have had no significant labor interruption in the past we do not believe any labor interruptions will disrupt our operations and harm our financial performance.

On our River Business, different degrees of unionization of our employees and crewmembers may lead to a change or leveling of such unionization, which could result in higher costs for us, thus affecting our results of operations. Furthermore, due to the unionized nature of our activity in South America, while in the process of negotiating such leveling, our operations may be affected by strikes in our River and Ocean businesses, causing us to suffer delays due to lack of the necessary crewing onboard our pushboats and ocean vessels. In our barge building facility at Punta Alvear, our workforce is also mainly unionized and negotiations over wages and conditions may have very little bearing on negotiations we have with our other employees and crew members.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
9.	INCOME TAXES

The Company operates through its subsidiaries, which are subject to several tax jurisdictions, as follows:

a)	Bahamas

The earnings from shipping operations were derived from sources outside the Bahamas and such earnings were not subject to Bahamian taxes.

b)	Panama

The earnings from shipping operations were derived from sources outside Panama and such earnings were not subject to Panamanian taxes.

c)	Paraguay

Our subsidiaries in Paraguay are subject to Paraguayan corporate income taxes.

d)	Argentina

Our subsidiaries in Argentina are subject to Argentine corporate income taxes.

In Argentina, the tax on minimum presumed income ("TOMPI"), supplements income tax since it applies a minimum tax on the potential income from certain income generating-assets at a 1% tax rate.  The Companies' tax obligation in any given year will be the higher of these two tax amounts.  However, if in any given tax year TOMPI exceeds income tax, such excess may be computed as payment on account of any excess of income tax over TOMPI that may arise in any of the ten following years.

e)	Brazil

Our subsidiaries in Brazil are subject to Brazilian corporate income taxes.

Income taxes in Brazil include federal income tax and social contribution (which is an additional federal income tax). Income tax is computed at the rate of 15%, plus a surtax of 10% on the amount that exceeds Brazilian reais 240,000 (equivalent to $129 at December 31, 2011) based on pretax income, adjusted for additions and exclusions established by the Brazilian tax legislation. Social contribution is calculated at the rate of 9%, on pretax income, in conformity with the tax law.

UP Offshore Apoio Maritimo Ltda., has foreign currency exchange gains recognized for tax purposes only in the period the debt (including intercompany transactions) is extinguished.  A deferred income tax liability is recognized in the period the foreign currency exchange rate changes equal to the future taxable income at the applicable tax rate.

f)	Chile

Our subsidiary in the Ocean Business, Corporación de Navegación Mundial S.A. (Cor.Na.Mu.S.A.) is subject to Chilean corporate income taxes.

g)	United Kingdom (UK)

Our subsidiary in the Offshore Supply Business, UP Offshore (UK) Limited, is not subject to corporate income tax in the United Kingdom, rather, it qualifies under UK tonnage tax rules and pays a flat rate based on the net tonnage of qualifying PSVs.

h)	United States of America (US)

Under the U.S. Internal Revenue Code of 1986, as amended, or the Code, 50% of the gross shipping income of our vessel owning or chartering subsidiaries attributable to transportation that begins or ends, but that does not both begin and end, in the U.S. are characterized as U.S. source shipping income.  Such income is subject to 4% U.S. federal income tax without allowance for deduction, unless our subsidiaries qualify for exemption from tax under Section 883 of the Code and the Treasury Regulations promulgated thereunder.

For the three years ended December 31, 2011, our subsidiaries did not derive any US source shipping income.  Therefore our subsidiaries are not subject to any U.S. federal income taxes, except our ship management services provided by Ravenscroft.

Income tax expense (benefit) from continuing operations (which includes TOMPI) is comprised of:

	For the years ended December 31,
	2011	2010	2009

Current income tax expense	$1,904	$4,529	$1,352
Deferred income tax expense (benefit)	(3,641)	1,834	4,003
	$(1,737)	$6,363	$5,355

Ultrapetrol's pre-tax income for the three years ended December 31, 2011 was taxed in foreign jurisdictions (principally Argentina, Brazil and Paraguay).

The table below shows for each jurisdiction's total income tax expense and statutory tax rate:

	For the years ended December 31,
	2011	2010	2009

Brazil (34%)	$-	$1,723	$1,062
Argentina (35%)	1,110	623	129
Paraguay (10%)	403	1,725	153
Others	391	458	8
Current income tax expense	1,904	4,529	1,352
Deferred income tax expense (benefit)	(3,641)	1,834	4,003
Income tax expense (benefit)	$(1,737)	$6,363	$5,355

Reconciliation of income tax expense (benefit) to taxes calculated based on the statutory tax rate is as follows:

	For the years ended December 31,
	2011	2010	2009
(Loss) income from continuing operations before income taxes	$(19,972)	$1,958	$(32,442)
Sources not subject to income tax	20,835	8,609	28,035
	863	10,567	(4,407)
Tax rate	35%	35%	35%
Tax expense (benefit) at statutory tax rate	302	3,698	(1,542)
Rate differential	(184)	(306)	(442)
Increase in valuation allowance	197	1,215	446
Effects of foreign exchange changes related to our foreign subsidiaries	(4,020)	1,174	5,768
Others	1,968	582	1,125
Income tax expense (benefit)	$(1,737)	$6,363	$5,355

The Company's deferred income tax assets have been reduced by intercompany profits from the sale of river barges within the group and deferred.  The Company deferred income tax expense in Argentina in 2011 amounted $4,630, which were reflected as non-current assets and recognized as income tax expense as the river barges are consumed through depreciation.

At December 31, 2011, Argentinean subsidiaries had a consolidated credit related to TOMPI of $3,861 ($167 current and $3,694 noncurrent) that expires from 2012 through 2021.  At December 31, 2011, Argentinean subsidiaries had accumulated benefit from tax loss carryforwards ("NOLs") for a consolidated total of $833 that expire in (2012 through 2016).  The Company believes it is more likely than not that the Company's subsidiaries NOLs and TOMPI credit, with exception of $804 of NOLs and $542 of TOMPI credit, will be utilized through the turnaround of existing temporary differences, future taxable income, tax strategies or a combination thereof.

As of December 31, 2011, the valuation allowance for deferred tax assets is reduced from $1,661 in 2010 to $1,346 in 2011. The decrease is a result of the reduction of deferred tax asset due to utilization of tax loss carryforwards in Argentina in 2011.

At December 31, 2011, the Brazilian subsidiaries had benefit from NOLs for a consolidated total of $1,262 that do not expire but the usage is limited to 30% of the taxable income in any year.

The components of net deferred income tax liabilities included on the balance sheets were as follows:

	At December 31,
	2011	2010
Deferred income tax assets
Other, deferred income tax current assets	$286	$153
NOLs	2,339	5,074
TOMPI credit	3,694	3,469
Other	3,453	2,422
Total deferred income tax noncurrent assets	9,486	10,965
Valuation allowance of deferred income tax assets	(1,346)	(1,661)
Net deferred income tax noncurrent assets	8,140	9,304
Deferred income tax liabilities
Vessels and equipment, net	11,292	8,339
Intangible assets	332	391
Unrealized exchange differences	3,851	7,120
Other	263	292
Total deferred income tax noncurrent liabilities	15,738	16,142
Net deferred income tax liabilities	$(7,312)	$(6,685)

As of January 1, 2011 and 2010, and for the years ended December 31, 2011 and 2010, the Company did not have any unrecognized tax positions.  In addition, the Company does not expect to hold unrecognized tax positions within the next twelve months.  Furthermore, the Company has elected to classify interest and penalties related to unrecognized tax positions, if and when required, as part of financial and operating expenses, respectively, in the consolidated statements of operations.  For the years ended December 31, 2011 and 2010, the Company has no accrued interest and penalties related to unrecognized tax positions.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
10.	RELATED PARTY TRANSACTIONS

At December 31, 2011 and 2010, the balances of current receivables from related parties were $57 and $150, and balances of current payable to related parties were $1,158 and $190, respectively.

At December 31, 2011 and 2010 the balances of noncurrent receivables from related parties were as follows:

	At December 31,
	2011	2010
Puertos del Sur S.A. and OTS S.A. (1)	$6,478	$5,378

(1)   Includes $2,280, which corresponds to a loan that accrues interest at a nominal interest rate of 7% per year, payable semi-annually.

Voyage expenses paid to related parties

For the three years ended December 31, 2011, the voyage expenses paid to related parties were as follows:

	For the years ended December 31,
	2011	2010	2009

Commercial commissions (1)	$1,147	$1,101	$448
Agency fees (2)	3,475	441	171
Total	$4,622	$1,542	$619

(1)	Commercial commissions

Pursuant to a commercial agreement signed between UP Offshore (Bahamas) Ltd. (our subsidiary in the Offshore Supply Business) and Firmapar Corp. (formerly Comintra), a minority shareholder of this, the parties agreed that Firmapar Corp. charges a 2% of the gross time charters revenues from Brazilian charters collected by UP Offshore (Bahamas) Ltd. on a consolidated basis beginning on June 25, 2003 and ending on June 25, 2013.

(2)	Agency fees

Pursuant to a commercial and an agency agreement with Ultrapetrol S.A., UABL S.A. and Ravenscroft, Shipping Services Argentina S.A. (formerly I. Shipping Service S.A.) and Navalia S.A. companies of the same control group as Inversiones Los Avellanos S.A., have agreed to perform the duties of port agent for us in Argentina.

Operations in OTS S.A.'s terminal

UABL Paraguay, our subsidiary in the River Business, operates the terminal that pertains to OTS S.A., a 50% owned company.

For the three years ended December 31, 2011, UABL Paraguay S.A. paid to OTS S.A. $1,057, $991 and $1,023, respectively, for this operation.

SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL [Abstract]
SHARE CAPITAL
11.	SHARE CAPITAL

Common shares and shareholders

On September 21, 2006, Inversiones Los Avellanos S.A., Hazels (Bahamas) Investments Inc. and Solimar Holdings Ltd. (collectively the "Original Shareholders") signed a second amended and restated shareholders agreement.  The shares held directly by our Original Shareholders expressly are entitled to seven votes per share and all other holders of our common stock are entitled to one vote per share.  The special voting rights of the Original Shareholders are not transferable, unless to another Original Shareholder.

On July 15, 2010, Solimar Holdings Ltd. sold to Hazels (Bahamas) Investments Inc. both Original Shareholders and shareholders of the Company before of our initial public offering 2,977,690 shares of Ultrapetrol common stock.

At December 31, 2011, the outstanding common shares are 30,011,628 par value $.01 per share.

At December 31, 2011 our shareholders Inversiones Los Avellanos S.A. and Hazels (Bahamas) Investments Inc. (a wholly owned subsidiary of Inversiones Los Avellanos S.A.) hold 4,735,517 and 3,128,568, respectively, which represent 15.8% and 10.4%, respectively.  The joint voting power for these shares represents 71.0% of the total voting power and is combined pursuant to an agreement between the Original Shareholders who have agreed to vote their respective shares together in all matters where a vote of Ultrapetrol (Bahamas) Limited's shareholders is required.

Inversiones Los Avellanos S.A. and Hazels (Bahamas) Investments Inc. are controlled by members of the Menendez family, including Felipe Menendez R., our president, chief executive officer and a director, and Ricardo Menendez R., our executive vice president and a director.  As such, they have the ability to exert influence over the operations of the Company.

On January 28, 2011 the shareholders of the Company at a Special General Meeting approved the issuance of up to 13,100,000 shares of common stock if and when holders of the Company's $80,000 7.25% Convertible Senior Notes due 2017 elect to convert their notes pursuant its term. The conversion rate of the Convertible Notes, which is subject to adjustment, shall not exceed 163.1321 shares of common stock per $1 principal amount.

2008 Share repurchase program

Ultrapetrol's Board of Directors has approved a share repurchase program, effective March 17, 2008, for up to a total of $50,000 of the Company's common stock through December 31, 2008. The expiration date of the share repurchase program was extended by the Board of Directors until September 30, 2009, when it finally expired.

At December 31, 2011 the Company had repurchased a total of 3,923,094 common shares, at a total cost of $19,488.

2011 Share repurchase program

Ultrapetrol's Board of Directors has approved a share repurchase program, effective October 24, 2011, for up to a total of $20,000 of the Company's common stock through April 30, 2012. Share repurchases may be made by the Company and certain of its affiliates from time to time in open market transactions at prevailing market prices or in privately negotiated transactions.

During the year ended December 31, 2011, the Company did not acquire any common share.

Registration rights agreement

On September 21, 2006, prior to its initial public offering the Company entered into a registration rights agreement with Inversiones Los Avellanos S.A., Hazels (Bahamas) Investments Inc. and Solimar Holdings Ltd., its shareholders of record immediately prior to the initial public offering, pursuant to which the Company has granted them and certain of their transferees, the right, under certain circumstances and subject to certain restrictions, including any applicable lock-up agreements then in place, to require the Company to register under the Securities Act shares of its common stock held by them. Under the registration rights agreement, these persons will have the right to request the Company to register the sale of shares held by them on their behalf and may also require to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, these persons will have the ability to exercise certain piggyback registration rights in connection with registered offerings requested by shareholders or initiated by the Company.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION [Abstract]
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
12.	SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest and income taxes paid for the three years ended December 31, 2011, from continuing operations were as follows:

	For the years ended December 31,
	2011	2010	2009

Interest paid	$26,866	$21,750	$21,983
Income taxes paid	316	100	38

BUSINESS AND GEOGRAPHIC SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
BUSINESS AND GEOGRAPHIC SEGMENT INFORMATION [Abstract]
BUSINESS AND GEOGRAPHIC SEGMENT INFORMATION
13.	BUSINESS AND GEOGRAPHIC SEGMENT INFORMATION

The Company organizes its business and evaluates performance by its operating segments, Ocean, River and Offshore Supply Business.  The accounting policies of the reportable segments are the same as those for the consolidated financial statements (Note 2).  The Company does not have significant intersegment transactions.  These segments and their respective operations are as follows:

River Business:  In our River Business, we own and operate several dry and tanker barges, and push boats.  In addition, we use one barge from our ocean fleet, the Alianza G2, as a transfer station.  The dry barges transport basically agricultural and forestry products, iron ore and other cargoes, while the tanker barges carry petroleum products, vegetable oils and other liquids.

We operate our pushboats and barges on the navigable waters of Parana, Paraguay and Uruguay Rivers and part of the River Plate in South America, also known as the Hidrovia region.

The company also has a shipyard that should promote organic growth and from time to time made external sales.

Offshore Supply Business:  We operate our Offshore Supply Business, using PSVs owned by UP Offshore (Bahamas), which seven are employed in the Brazilian market and one in the North Sea.  PSVs are designed to transport supplies such as containerized equipment, drill casing, pipes and heavy loads on deck, along with fuel, water, drilling fluids and bulk cement in under deck tanks and a variety of other supplies to drilling rigs and platforms.

Ocean Business:  In our Ocean Business, we operate eight oceangoing vessels:  four product tankers (one of which is on lease to us), two container feeder vessels under a container line service in Argentina cabotage trade, one oceangoing tug and one tank barge under the trade name Ultrapetrol.  Our Handy size/small product tanker vessels transport liquid bulk goods such as petroleum and petroleum derivatives on major trade routes around the globe.

All of the Company's operating revenues were derived from its foreign operations.  The following represents the Company's revenues attributed by geographical region in which services are provided to customers.

	For the years ended December 31,
	2011	2010	2009
Revenues (1)
−South America	$267,420	$199,585	$127,378
−Europe	19,910	19,923	69,546
−Central America	16,499	5,624	3,525
−Asia	426	4,094	18,123
−Other	227	1,219	1,957
	$304,482	$230,445	$220,529

(1)   Classified by country of domicile of charterers.

The Company's vessels are highly mobile and regularly and routinely moved between countries within a geographical region of the world.  In addition, these vessels may be redeployed among the geographical regions as changes in market conditions dictate.  Because of this mobility, long-lived assets, primarily vessels and equipment cannot be allocated to any one country.

The following represents the Company's vessels and equipment based upon the assets' physical location as of the end of each applicable period presented:

	At December 31,
	2011	2010
Vessels and equipment, net
−South America	$572,512	$504,200
−Europe	26,571	-
−Asia	68,149	104,225
−Other	4,213	4,271
	$671,445	$612,696

For the year ended December 31, 2011, 87% of the Company's revenues are concentrated in South America and at December 31, 2011, 85% of the Company's vessels and equipment are located in South America.

For the year ended December 31, 2011 revenues from charterers domiciled in Argentina, Brazil, Uruguay and Paraguay represented 29%, 25%, 20% and 12%, of the Company's consolidated revenues, respectively.

For the year ended December 31, 2010 revenues from charterers domiciled in Argentina, Brazil, Uruguay and Paraguay represented 30%, 27%, 13% and 19%, of the Company's consolidated revenues, respectively.

For the year ended December 31, 2009 revenues from charterers domiciled in Argentina and Brazil represented 20% and 16% of the Company's consolidated revenues, respectively.

As a result, the Company's financial condition and results of operations depend, to a significant extent, on macroeconomic, regulatory and political conditions prevailing in South America.

Revenue by segment consists only of services provided to external customers, as reported in the consolidated statement of operations.  Resources are allocated based on segment profit or loss from operation, before interest and taxes.

Identifiable assets represent those assets used in the operations of each segment.

The following schedule presents segment information about the Company's operations for the year ended December 31, 2011:

	River Business	Offshore Supply Business	Ocean Business	Total

Revenues	$174,594	$64,606	$65,282	$304,482
Running and voyage and manufacturing expenses	132,719	38,852	53,036	224,607
Depreciation and amortization	20,139	9,436	9,569	39,144
Segment operating (loss) profit	13,138	10,999	(4,753)	19,384
Segment assets	392,549	263,094	124,527	780,170
Investments in and receivables from affiliates	6,595	-	256	6,851
Loss from investment in affiliates	(1,042)	-	(31)	(1,073)
Additions to long-lived assets (1)	73,265	19,502	3,345	96,112

(1)   Excludes $1,751, which corresponds to additions to corporate assets.

The following schedule presents segment information about the Company's operations for the year ended December 31, 2010:

	River Business	Offshore Supply Business	Ocean Business	Total

Revenues	$120,024	$54,283	$56,138	$230,445
Running and voyage and manufacturing expenses	80,702	29,637	40,583	150,922
Depreciation and amortization	17,248	7,178	9,945	34,371
Segment operating (loss) profit	10,244	10,611	(2,137)	18,718
Segment assets	351,388	245,865	104,334	701,587
Investments in and receivables from affiliates	6,537	-	287	6,824
Loss from investment in affiliates	(322)	-	(19)	(341)
Additions to long-lived assets	67,942	7,141	30,164	105,247

The following schedule presents segment information about the Company's operations for the year ended December 31, 2009:

	River Business	Offshore Supply Business	Ocean Business		Total

Revenues	$79,477	$35,419	$105,633		$220,529
Running and voyage and manufacturing expenses	65,851	21,341	53,415		140,607
Depreciation and amortization	13,904	5,903	21,945		41,752
Segment operating (loss) profit	(9,651)	930	(330	)(2)	(9,051)
Segment assets	249,760	238,368	173,305		661,433
Investments in and receivables from affiliates	6,484	-	306		6,790
Income (Loss) from investment in affiliates	(48)	-	20		(28)
Additions to long-lived assets	38,817	43,566	7,712		90,095

(2)   Includes an impairment charge for Princess Marisol of $25,000.

Reconciliation of total assets of the segments to amount included in the consolidated balance sheets were as follow:

	At December 31,
	2011	2010

Total assets for reportable segments	$780,170	$701,587
Other assets	16,021	16,640
Corporate cash and cash equivalents	34,096	105,570
Consolidated total assets	$830,287	$823,797

For the year ended December 31, 2011 revenues from one customer of Ultrapetrol Ocean and Offshore Supply Business represented $86,400 or 28% of the Company' s consolidated revenues and revenues from one customer of Ultrapetrol River Business represented $60,200 or 20% of the Company's consolidated revenues.

For the year ended December 31, 2010 revenues from one customer of Ultrapetrol Ocean and Offshore Supply Business represented $75,200 or 33% of the Company's consolidated revenues and revenues from one customer of Ultrapetrol River Business represented $50,400 or 22% of the Company's consolidated revenues.

For the year ended December 31, 2009 revenues from one customer of Ultrapetrol Ocean and Offshore Supply Business represented $41,400 or 19% of the Company's consolidated revenues and revenues from one customer of Ultrapetrol River Business represented $24,000 or 11% of the Company's consolidated revenues.

STOCK COMPENSATION	12 Months Ended
Dec. 31, 2011
STOCK COMPENSATION [Abstract]
STOCK COMPENSATION
14.	STOCK COMPENSATION

We have adopted the 2006 Stock Incentive Plan, or the 2006 Plan, dated July 20, 2006 which entitles certain of our officers, key employees and directors to receive restricted stock, stock appreciation rights, stock options, dividend equivalent rights, unrestricted stock, restricted stock units or performance shares. Under the 2006 Plan, a total of 5,000,000 shares of common stock have been reserved for issuance.  The 2006 Plan is administered by our Board of Directors.  Under the terms of the 2006 Plan, our Board of Directors is able to grant new options exercisable at a price per share to be determined by our Board of Directors.  Under the terms of the 2006 Plan, no options would be able to be exercised until at least one year after the closing of our IPO (October 18, 2006).  Any shares received on exercise of the options would not be able to be sold until one year after the date of the stock option grant.  All options will expire ten years from the date of grant.  The 2006 Plan expires ten years from the closing of our IPO.

In addition, on July 20, 2006 we entered into separate consulting agreements that became effective upon completion of our IPO (October 18, 2006) with companies controlled by our chief executive officer, executive vice president, chief financial officer and chief financial accountant for work they perform for us in various different jurisdictions.  On October 29, 2009 the consulting agreements were renewed for a three-year period.

In connection with the new consulting agreements, in 2009, the Company awarded a total of 329,375 shares of restricted common stock at no cost to three companies controlled by our chief executive officer, executive vice president and chief financial officer.  These shares are non-transferable until they vest, which occurs at the end of the three-year period.  During the vesting period, the shares have voting rights and cash dividends will be paid if declared.  The fair market value of each share on the grant date was $5.11.

In 2009, the Company granted a total of 329,375 shares of restricted common stock at no cost to three companies controlled by our chief executive officer, executive vice president and chief financial officer with performance periods of January 1, 2010 through December 31, 2010; January 1, 2011 through December 31, 2011; and January 1, 2012 to December 31, 2012.  At the end of each performance period, the number of shares of stock subject to the awards is determined by comparing the EBITDA achieved during the period to the EBITDA contained in the Company's annual budget adjusted in accordance with the disinterested members of the Board of Directors if deemed necessary. These performance based stock awards are also subject to continued employment.

In connection with the consulting agreements signed in 2006, the Company awarded a total of 310,000 shares of restricted common stock at no cost to two companies, one of which is controlled by our chief executive officer and the other by our executive vice president, which were fully vested.  The fair market value of each share on the grant date was $11.00.

On November 29, 2010, 12,689 shares were granted to a non-employee director.  These shares are non-transferable until they vest, which occurs in annual installments of 1,015, 5,837 and 5,837 shares on October 13, 2011, December 5, 2011 and 2012, respectively.  The fair market value of each share on the grant date was $6.83.

On December 5, 2009 the Company granted a total of 97,164 shares of restricted common stock at no cost to its non-employee directors.  These shares are non-transferable until they vest, which occurs over a three year period.  During the vesting period, the shares have voting rights and cash dividends will be paid if declared.  The fair market value of each share on the grant date was $4.92.

During 2010, 39,136 shares were fully forfeited since the resignation of two non-employee directors.

On December 5, 2006, the Company granted a total of 36,952 shares of restricted common stock at no cost to its non-employee directors which were all vested on December 5, 2009.  The fair market value of each share on the grant date was $12.99.

Activity with respect to restricted common stock is summarized as follows:

	For the years ended December 31,
	2011	2010	2009

Nonvested shares outstanding at January 1	703,827	755,914	115,652
Granted	-	12,689	755,914
Vested	(23,046)	(25,640)	(112,830)
Forfeited	-	(39,136)	(2,822)
Nonvested shares outstanding at December 31	680,781	703,827	755,914

Total stock based compensation expense as a result of all of these grants was $1,079 in 2011, $1,266 in 2010 and $1,163 in 2009 ($402 in 2011 and $576 in 2010 related with the performance based restricted common stock), and is recorded in the same line item as cash compensation.  The unrecognized compensation cost at December 31, 2011 was $1,269 and the weighted average remaining life for unrecognized compensation was 0.8 years. A portion of this expense is subject to achievement of the EBITDA for the performance based restricted common stock.

In addition, in 2006 the Company awarded to three companies, one of which is controlled by our chief executive officer, one by our executive vice president and the other by our chief financial officer, stock options to purchase a total of 348,750 shares of common stock at an exercise price of $11.00 per share.  These stock options vest ratably over a three-year period and expire ten years from the date of grant and are fully vested.  The fair value of the options granted was estimated on the date of grant using the Black-Scholes option pricing model.

There is no activity during 2011, 2010 and 2009 with respect to the Company's stock options.

Outstanding options at December 31, 2011 had an aggregate intrinsic value less than the aggregate strike price for those options based on the market price of $2.98 per share at that date.  At December 31, 2011, 348,750 stock options are outstanding, with an exercise price of $11.00 per share and have a remaining contractual life of 4.8 years.

Total stock based compensation expense related to the stock options was $0 in 2011 and 2010 and $374 in 2009 and is recorded in the same line items as cash compensation.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS [Abstract]
DISCONTINUED OPERATIONS
15.	DISCONTINUED OPERATIONS

During 2008, the Company decided to discontinue its operations in the Passenger Business.

On February 5, 2010, the Blue Monarch was sold and delivered to her new owner for $1,950, with no impact in earnings.

For all periods presented the Passenger Business operations have been reported as discontinued operations net of income taxes.

The impact of discontinued operations on net (loss) per share of Ultrapetrol (Bahamas) Limited in all periods presented is disclosed in the consolidated statements of operations.

Discontinued operations, net of income taxes consist of the following:

	For the years ended December 31,
	2011	2010	2009

Running and voyage expenses	$-	$(365)	$(1,252)
Other income (expenses), net	-	(150)	(879)

Loss from discontinued operations	$-	$(515)	$(2,131)

At December 31, 2011 and 2010, assets of discontinued operations are $ nil. At December 31, 2011 and 2010 there are no liabilities of discontinued operations.

SUPPLEMENTAL GUARANTOR INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL GUARANTOR INFORMATION [Abstract]
SUPPLEMENTAL GUARANTOR INFORMATION
16.	SUPPLEMENTAL GUARANTOR INFORMATION

On November 24, 2004, the Company issued $180,000 9% First Preferred Ship Mortgage Notes due 2014.

The 2014 Senior Notes are fully and unconditionally guaranteed on a joint and several basis by Company's subsidiaries directly involved in our Ocean and River Business.

The Indenture provides that the 2014 Senior Notes and each of the guarantees granted by Subsidiaries, other than the Mortgage, are governed by, and construed in accordance with, the laws of the state of New York.  Each of the mortgaged vessels is registered under either the Panamanian flag, or another jurisdiction with similar procedures.  All of the Subsidiary Guarantors are outside of the United States.

Supplemental condensed consolidating financial information for the Guarantor Subsidiaries for the 2014 Senior Notes is presented below.  This information is prepared in accordance with the Company's accounting policies.  This supplemental financial disclosure should be read in conjunction with the consolidated financial statements.

SUPPLEMENTAL CONDENSED CONSOLIDATING BALANCE SHEET

AT DECEMBER 31, 2011
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts
Current assets
Receivables from related parties	$297,324	$101,196	$30,751	$(429,214)	$57
Other current assets	3,773	46,055	56,248	-	106,076
Total current assets	301,097	147,251	86,999	(429,214)	106,133

Noncurrent assets
Vessels and equipment, net	-	212,324	460,066	(945)	671,445
Investment in affiliates	201,323	-	373	(201,323)	373
Other noncurrent assets	6,825	7,850	63,704	(26,043)	52,336
Total noncurrent assets	208,148	220,174	524,143	(228,311)	724,154
Total assets	$509,245	$367,425	$611,142	$(657,525)	$830,287

Current liabilities
Payables to related parties	$-	$127,664	$302,708	$(429,214)	$1,158
Current portion of long-term financial debt	-	3,478	18,026	-	21,504
Other current liabilities	4,948	19,223	27,055	-	51,226
Total current liabilities	4,948	150,365	347,789	(429,214)	73,888

Noncurrent liabilities
Due to affiliates	$-	$26,043	$-	$(26,043)	$-
Long-term financial debt net of current portion	260,000	51,522	179,967	-	491,489
Other noncurrent liabilities	-	218	14,521	-	14,739
Total noncurrent liabilities	260,000	77,783	194,488	(26,043)	506,228
Total liabilities	264,948	228,148	542,277	(455,257)	580,116

Equity of Ultrapetrol (Bahamas) Limited	244,297	139,277	68,865	(208,142)	244,297
Noncontrolling interest	-	-	-	5,874	5,874
Total equity	244,297	139,277	68,865	(202,268)	250,171
Total liabilities and equity	$509,245	$367,425	$611,142	$(657,525)	$830,287

SUPPLEMENTAL CONDENSED CONSOLIDATING BALANCE SHEET

AT DECEMBER 31, 2010
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts
Current assets
Receivables from related parties	$279,377	$81,452	$16,887	$(377,566)	$150
Other current assets	42,887	31,024	88,934	-	162,845
Total current assets	322,264	112,476	105,821	(377,566)	162,995

Noncurrent assets
Vessels and equipment, net	-	189,590	424,109	(1,003)	612,696
Investment in affiliates	210,506	-	1,446	(210,506)	1,446
Other noncurrent assets	8,478	10,343	27,839	-	46,660
Total noncurrent assets	218,984	199,933	453,394	(211,509)	660,802
Total assets	$541,248	$312,409	$559,215	$(589,075)	$823,797

Current liabilities
Payables to related parties	$-	$109,242	$268,514	$(377,566)	$190
Current portion of long-term financial debt	15,000	-	12,586	-	27,586
Other current liabilities	2,785	17,554	16,562	-	36,901
Total current liabilities	17,785	126,796	297,662	(377,566)	64,677

Noncurrent liabilities
Long-term financial debt net of current portion	260,000	40,000	171,793	-	471,793
Other noncurrent liabilities	-	1,776	16,757	-	18,533
Total noncurrent liabilities	260,000	41,776	188,550	-	490,326
Total liabilities	277,785	168,572	486,212	(377,566)	555,003

Equity of Ultrapetrol (Bahamas) Limited	263,463	143,837	73,003	(216,840)	263,463
Noncontrolling interest	-	-	-	5,331	5,331
Total equity	263,463	143,837	73,003	(211,509)	268,794
Total liabilities and equity	$541,248	$312,409	$559,215	$(589,075)	$823,797

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Revenues	$-	$129,340	$190,630	$(15,488)	$304,482

Operating expenses	(8,490)	(112,238)	(179,800)	15,430	(285,098)
Operating (loss) profit	(8,490)	17,102	10,830	(58)	19,384

Investment in affiliates	(7,886)	-	(1,073)	7,886	(1,073)
Other (expenses) income	(2,429)	(23,212)	(12,642)	-	(38,283)
(Loss) income before income taxes	(18,805)	(6,110)	(2,885)	7,828	(19,972)

Income taxes benefit (expense)	-	1,550	187	-	1,737
(Loss) income from continuing operations	(18,805)	(4,560)	(2,698)	7,828	(18,235)

Loss from discontinued operations	-	-	-	-	-
Net (loss) income	(18,805)	(4,560)	(2,698)	7,828	(18,235)

Net income attributable to noncontrolling interest	-	-	-	570	570
Net (loss) income attributable to Ultrapetrol (Bahamas) Limited	$(18,805)	$(4,560)	$(2,698)	$7,258	$(18,805)

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Revenues	$-	$106,014	$133,015	$(8,584)	$230,445

Operating expenses	(8,332)	(89,245)	(122,676)	8,526	(211,727)
Operating (loss) profit	(8,332)	16,769	10,339	(58)	18,718

Investment in affiliates	8,153 (1)	-	(341)	(8,153)	(341)
Other (expenses) income	(5,192)	(1,197)	(10,030)	-	(16,419)
(Loss) income before income taxes	(5,371)	15,572	(32)	(8,211)	1,958

Income taxes benefit (expense)	-	313	(6,676)	-	(6,363)
(Loss) income from continuing operations	(5,371)	15,885	(6,708)	(8,211)	(4,405)

Loss from discontinued operations	-	-	(515)	-	(515)
Net (loss) income	(5,371)	15,885	(7,223)	(8,211)	(4,920)

Net income attributable to noncontrolling interest	-	-	-	451	451
Net (loss) income attributable to Ultrapetrol (Bahamas) Limited	$(5,371)	$15,885	$(7,223)	$(8,662)	$(5,371)

(1)   Includes a loss of $ 515 related to discontinued operations.

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009
(stated in thousands of U.S. dollars)

	Parent		Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Revenues	$-		$130,119	$95,447	$(5,037)	$220,529

Operating expenses	(8,710)		(93,615)	(132,234)	4,979	(229,580)
Operating profit (loss)	(8,710)		36,504	(36,787)	(58)	(9,051)

Investment in affiliates	(31,064	) (1)	-	(28)	31,064	(28)
Other income (expenses)	(64)		(15,792)	(7,507)	-	(23,363)
Income (loss) before income taxes	(39,838)		20,712	(44,322)	31,006	(32,442)

Income taxes benefit (expense)	-		1,211	(6,566)	-	(5,355)
Income (loss) from continuing operations	(39,838)		21,923	(50,888)	31,006	(37,797)

Loss from discontinued operations	-		-	(2,131)	-	(2,131)
Net (loss) income	(39,838)		21,923	(53,019)	31,006	(39,928)

Net (loss) attributable to noncontrolling interest	-		-	-	(90)	(90)
Net (loss) income attributable to Ultrapetrol (Bahamas) Limited	$(39,838)		$21,923	$(53,019)	$31,096	$(39,838)

(1)   Includes a loss of $2,131 related to discontinued operations.

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2011

(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Net (loss)	$(18,235)	$(4,560)	$(2,128)	$6,688	$(18,235)
Loss from discontinued operations	-	-	-	-	-
Adjustments to reconcile net income to net cash provided by operating activities from continuing operations	12,134	21,396	6,165	(6,688)	33,007
Net cash (used in) provided by operating activities from continuing operations	(6,101)	16,836	4,037	-	14,772
Net cash (used in) operating activities from discontinued operations	-	-	(15)	-	(15)
Net cash (used in) provided by operating activities	(6,101)	16,836	4,022	-	14,757

Intercompany sources	(17,947)	(1,322)	(6,774)	26,043	-
Non-subsidiary sources	-	(42,907)	(54,956)	-	(97,863)
Net cash (used in) investing activities	(17,947)	(44,229)	(61,730)	26,043	(97,863)

Intercompany sources	-	26,043	-	(26,043)	-
Non-subsidiary sources	(15,000)	14,963	11,669	-	11,632
Net cash (used in) provided by financing activities	(15,000)	41,006	11,669	(26,043)	11,632
Net increase (decrease) in cash and cash equivalents	$(39,048)	$13,613	$(46,039)	$-	$(71,474)

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2010
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Net (loss) income	$(4,920)	$13,169	$5,307	$(18,476)	$(4,920)
Loss from discontinued operations	-	-	515	-	515
Adjustments to reconcile net income to net cash provided by operating activities from continuing operations	(1,601)	(2,539)	10,913	18,476	25,249
Net cash (used in) provided by operating activities from continuing operations	(6,521)	10,630	16,735	-	20,844
Net cash (used in) operating activities from discontinued operations	-	-	(1,950)	-	(1,950)
Net cash (used in) provided by operating activities	(6,521)	10,630	14,785	-	18,894

Intercompany sources	(60,822)	(16,189)	-	77,011	-
Non-subsidiary sources	-	(3,850)	(52,239)	-	(56,089)
Net cash (used in) investing activities from continuing operations	(60,822)	(20,039)	(52,239)	77,011	(56,089)
Net cash provided by investing activities from discontinued operations	-	-	1,950	-	1,950
Net cash (used in) investing activities	(60,822)	(20,039)	(50,289)	77,011	(54,139)

Intercompany sources	-	-	77,011	(77,011)	-
Non-subsidiary sources	75,281	-	12,333	-	87,614
Net cash provided by financing activities	75,281	-	89,344	(77,011)	87,614
Net increase (decrease) in cash and cash equivalents	$7,938	$(9,409)	$53,840	$-	$52,369

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2009
(stated in thousands of U.S. dollars)

	Parent	Combined subsidiary guarantors	Combined subsidiary non guarantors	Consolidating adjustments	Total consolidated amounts

Net (loss) income	$(39,928)	$22,079	$(53,265)	$31,186	$(39,928)
Loss from discontinued operations	-	-	2,131	-	2,131
Adjustments to reconcile net income to net cash provided by operating activities from continuing operations	32,907	4,599	70,156	(31,186)	76,476
Net cash (used in) provided by operating activities from continuing operations	(7,021)	26,678	19,022	-	38,679
Net cash provided by operating activities from discontinued operations	-	-	37	-	37
Net cash (used in) provided by operating activities	(7,021)	26,678	19,059	-	38,716

Intercompany sources	(36,476)	(12,737)	-	49,213	-
Non-subsidiary sources	-	(13,538)	(70,060)	-	(83,598)
Net cash (used in) investing activities from continuing operations	(36,476)	(26,275)	(70,060)	49,213	(83,598)

Intercompany sources	(54)	-	49,267	(49,213)	-
Non-subsidiary sources	(125)	44	(7,695)	-	(7,776)
Net cash (used in) provided by financing activities from continuing operations	(179)	44	41,572	(49,213)	(7,776)
Net (decrease) increase in cash and cash equivalents	$(43,676)	$447	$(9,429)	$-	$(52,658)